EXHIBIT 10.1 Execution Version CREDIT AGREEMENT dated as of May 15, 2025 among YEXT, INC., as Borrower, THE LENDERS PARTY HERETO and ACQUIOM AGENCY SERVICES LLC, as Administrative Agent

TABLE OF CONTENTS Page -i- ARTICLE I Definitions ................................................................................................................. 1 Section 1.01. Defined Terms ..................................................................................... 1 Section 1.02. Terms Generally ................................................................................ 31 Section 1.03. Pro Forma Calculations .................................................................... 32 Section 1.04. Classification of Loans and Borrowings ......................................... 33 ARTICLE II The Credits ............................................................................................................. 33 Section 2.01. Commitments..................................................................................... 33 Section 2.02. Loans .................................................................................................. 34 Section 2.03. Borrowing Procedure........................................................................ 34 Section 2.04. Evidence of Debt; Repayment of Loans .......................................... 35 Section 2.05. Fees ..................................................................................................... 35 Section 2.06. Interest on Loans ............................................................................... 36 Section 2.07. Default Interest .................................................................................. 37 Section 2.08. Alternate Rate of Interest ................................................................. 37 Section 2.09. Termination and Reduction of Commitments ................................ 39 Section 2.10. Conversion and Continuation of Borrowings ................................. 39 Section 2.11. Repayment of Term Borrowings ..................................................... 41 Section 2.12. Voluntary Prepayment ..................................................................... 41 Section 2.13. Mandatory Prepayments .................................................................. 41 Section 2.14. Reserve Requirements; Change in Circumstances ........................ 43 Section 2.15. Change in Legality ............................................................................ 44 Section 2.16. Breakage ............................................................................................ 45 Section 2.17. Pro Rata Treatment .......................................................................... 45 Section 2.18. Sharing of Setoffs .............................................................................. 45 Section 2.19. Payments ............................................................................................ 46 Section 2.20. Taxes ................................................................................................... 46 Section 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate ..................................................... 50 Section 2.22. Defaulting Lenders ............................................................................ 51

TABLE OF CONTENTS (continued) Page -ii- ARTICLE III Representations and Warranties ............................................................................ 53 Section 3.01. Organization; Powers ....................................................................... 53 Section 3.02. Authorization ..................................................................................... 53 Section 3.03. Enforceability .................................................................................... 53 Section 3.04. Governmental Approvals ................................................................. 53 Section 3.05. Financial Statements ......................................................................... 54 Section 3.06. No Material Adverse Change ........................................................... 54 Section 3.07. Title to Properties; Possession Under Leases ................................. 54 Section 3.08. Subsidiaries ........................................................................................ 54 Section 3.09. Litigation; Compliance With Laws ................................................. 54 Section 3.10. Agreements ........................................................................................ 55 Section 3.11. Federal Reserve Regulations ............................................................ 55 Section 3.12. Investment Company Act ................................................................. 55 Section 3.13. Use of Proceeds .................................................................................. 55 Section 3.14. Tax Returns ....................................................................................... 55 Section 3.15. No Material Misstatements .............................................................. 55 Section 3.16. Employee Benefit Plans .................................................................... 56 Section 3.17. Environmental Matters .................................................................... 56 Section 3.18. Insurance ............................................................................................ 57 Section 3.19. Security Documents .......................................................................... 57 Section 3.20. Location of Real Property and Leased Premises ........................... 57 Section 3.21. Labor Matters.................................................................................... 58 Section 3.22. Solvency .............................................................................................. 58 Section 3.23. Sanctioned Persons ........................................................................... 58 Section 3.24. Foreign Corrupt Practices Act ......................................................... 59 ARTICLE IV Conditions of Lending .......................................................................................... 59 Section 4.01. All Borrowings ................................................................................... 59 Section 4.02. First Borrowing ................................................................................. 59 Section 4.03. Delayed Draw Term Loan and Discretionary Delayed Draw Term Loan Borrowings .................................................................... 62

TABLE OF CONTENTS (continued) Page -iii- ARTICLE V Affirmative Covenants ........................................................................................... 62 Section 5.01. Existence; Compliance with Laws; Businesses and Properties ........................................................................................... 63 Section 5.02. Insurance ............................................................................................ 63 Section 5.03. Taxes ................................................................................................... 64 Section 5.04. Financial Statements, Reports, Etc.................................................. 65 Section 5.05. Litigation and Other Notices ............................................................ 66 Section 5.06. Information Regarding Collateral ................................................... 67 Section 5.07. Maintaining Records; Access to Properties and Inspections ........ 67 Section 5.08. Use of Proceeds .................................................................................. 68 Section 5.09. Employee Benefits ............................................................................. 68 Section 5.10. Compliance with Environmental Laws ........................................... 68 Section 5.11. Further Assurances ........................................................................... 68 Section 5.12. Post-Closing Requirements .............................................................. 69 Section 5.13. Lender Calls ....................................................................................... 69 ARTICLE VI Negative Covenants .............................................................................................. 70 Section 6.01. Indebtedness ...................................................................................... 70 Section 6.02. Liens ................................................................................................... 72 Section 6.03. Sale and Lease-Back Transactions .................................................. 74 Section 6.04. Investments, Loans and Advances ................................................... 74 Section 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions ........... 77 Section 6.06. Restricted Payments; Restrictive Agreements ............................... 78 Section 6.07. Transactions With Affiliates ............................................................ 79 Section 6.08. Business of the Borrower and the Subsidiaries .............................. 79 Section 6.09. Other Indebtedness and Agreements .............................................. 79 Section 6.10. Minimum Qualified Cash ................................................................. 80 Section 6.11. Minimum Consolidated EBITDA .................................................... 80 Section 6.12. Fiscal Year ......................................................................................... 80 Section 6.13. Certain Equity Securities ................................................................. 80

TABLE OF CONTENTS (continued) Page -iv- ARTICLE VII Events of Default ................................................................................................. 80 ARTICLE VIII The Administrative Agent; Etc. ......................................................................... 82 Section 8.01. Appointment and Authorization ...................................................... 82 Section 8.02. Delegation of Duties .......................................................................... 83 Section 8.03. Default; Collateral ............................................................................. 83 Section 8.04. Liability of Administrative Agent .................................................... 85 Section 8.05. Reliance by Administrative Agent ................................................... 88 Section 8.06. Notice of Default ................................................................................ 90 Section 8.07. Credit Decision; Disclosure of Information by Administrative Agent ........................................................................ 90 Section 8.08. Administrative Agent in Its Individual Capacity ........................... 91 Section 8.09. Successor Agent ................................................................................. 91 Section 8.10. Proof of Claim ................................................................................... 92 Section 8.11. Modifications to Article VIII............................................................ 93 Section 8.12. Discretionary Acts and Solicitation of Lender Consent ................ 93 Section 8.13. Erroneous Payments. ........................................................................ 93 ARTICLE IX Miscellaneous ....................................................................................................... 94 Section 9.01. Notices; Electronic Communications .............................................. 95 Section 9.02. Survival of Agreement ...................................................................... 96 Section 9.03. Binding Effect .................................................................................... 96 Section 9.04. Successors and Assigns ..................................................................... 96 Section 9.05. Expenses; Indemnity ....................................................................... 101 Section 9.06. Right of Setoff .................................................................................. 103 Section 9.07. Applicable Law ................................................................................ 103 Section 9.08. Waivers; Amendment ..................................................................... 103 Section 9.09. Interest Rate Limitation ................................................................. 105 Section 9.10. Entire Agreement ............................................................................ 105 Section 9.11. WAIVER OF JURY TRIAL .......................................................... 105 Section 9.12. Severability ...................................................................................... 105 Section 9.13. Counterparts; Electronic Execution .............................................. 106

TABLE OF CONTENTS (continued) Page -v- Section 9.14. Headings ........................................................................................... 106 Section 9.15. Jurisdiction; Consent to Service of Process .................................. 106 Section 9.16. Confidentiality ................................................................................. 107 Section 9.17. Lender Action .................................................................................. 107 Section 9.18. USA PATRIOT Act Notice ............................................................. 107 Section 9.19. Certain ERISA Matters .................................................................. 108 Section 9.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ...................................................................... 109 EXHIBITS Exhibit A - Form of Administrative Questionnaire Exhibit B - Form of Assignment and Acceptance Exhibit C - Form of Borrowing Request Exhibit D - Form of Guarantee and Collateral Agreement Exhibit E - Form of Affiliate Subordination Agreement Exhibit F - Form of Tax Compliance Certificates Exhibit G - Form of Financial Officer’s Certificate Exhibit H - Form of Notice of Conversion/Continuation

CREDIT AGREEMENT dated as of May 15, 2025 (this “Agreement”) among YEXT, INC., a Delaware corporation (the “Borrower”), the Lenders (such term and each other capitalized term used but not defined in this introductory statement having the meaning given it in Section 1.01), and ACQUIOM AGENCY SERVICES LLC, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) for the Lenders. The Borrower has requested the Lenders extend credit (a) on the Closing Date, in the form of Initial Term Loans, in an aggregate principal amount of $100,000,000, (b) during the Delayed Draw Availability Period, in the form of Delayed Draw Term Loans, in an aggregate principal amount of up to $50,000,000 and (c) during the Delayed Draw Availability Period, in the form of Discretionary Delayed Draw Term Loans, in an aggregate principal amount of up to $50,000,000. The proceeds of the Initial Term Loans are to be used solely (i) to repay Existing Debt, (ii) for general corporate and working capital purposes, (iii) to finance Permitted Acquisitions, and (iv) to pay related fees and expenses. The proceeds of the Delayed Draw Term Loans and Discretionary Delayed Draw Term Loans are to be used solely (x) to finance Permitted Acquisitions, (y) to pay related fees and expenses and (z) for general corporate and working capital purposes. The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows: ARTICLE I Definitions Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below: “ABR” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1.00%, (c) Adjusted Term SOFR applicable for a one-month tenor commencing on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00% and (d) the Floor plus 1.00%. Any change in the ABR due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR, as the case may be. “ABR Loan” shall mean a Loan that bears interest at a rate based on ABR. “ABR Term SOFR Determination Day” shall have the meaning assigned to such term in the definition of “Term SOFR”. “Acquired Entity” shall have the meaning assigned to such term in Section 6.04(e). “Adjusted Term SOFR” shall mean, for purposes of any calculation, the rate per annum equal to the greater of (a) the Floor and (b) Term SOFR for such calculation. “Administrative Agent” shall have the meaning assigned to such term in the introductory statement to this Agreement.

2 “Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that the term “Affiliate” shall also include any Person that directly or indirectly owns 10.0% or more of any class of voting Equity Interests of the Person specified or that is an officer or director of the Person specified. None of the Administrative Agent, any Lender or any Affiliate thereof shall be deemed to be an “Affiliate” of any Loan Party for purposes of this Agreement. “Affiliate Subordination Agreement” shall mean an Affiliate Subordination Agreement in the form of Exhibit E pursuant to which intercompany obligations and advances owed by any Loan Party are subordinated to the Obligations. “Agent Fee Letter” shall mean that certain Agent Fee Letter, dated as of the date hereof, between the Borrower and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “Agreement” shall have the meaning assigned to such term in the introductory statement hereto. “Agreement Value” shall mean, for each Hedging Agreement, on any date of determination, the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or any of the Subsidiaries would be required to pay if such Hedging Agreement were terminated on such date. “Annualized Recurring Revenue” shall mean, for any Excess Cash Flow Period, the annualized amount of recurring revenue from all contracts in Borrower’s and its Subsidiaries’ enterprise, mid-size and small business customer base and third party reseller customer base as of the last day of such Excess Cash Flow Period; provided, that, (a) the recurring amount of a contract is determined based upon the terms of a contract and is calculated by dividing the amount of a contract by the number of days of the contract term and then annualizing such amount, (b) the calculation assumes no subsequent changes to the existing subscription, and (c) contracts include portions of professional services contracts that are recurring in nature. The calculation also includes amounts related to usage above the contractual minimum commitment. Usage is calculated by annualizing monthly amounts in excess of contractual minimum commitments in the month of determination.. “Applicable Margin” shall mean, for any day (a) with respect to any SOFR Loan, 5.25% per annum and (b) with respect to any ABR Loan, 4.25% per annum. “Asset Sale” shall mean the sale, division, lease, license, assignment, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by the Borrower or any of its Subsidiaries to any Person other than a Loan Party of (a) any Equity Interests of any Subsidiary

3 (other than directors’ qualifying shares or other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) or (b) any other assets of the Borrower or any of its Subsidiaries (in each case, other than (i) inventory, damaged, obsolete, surplus or worn out assets, scrap and Cash Equivalents, in each case, disposed of in the ordinary course of business, (ii) in each case, to the extent constituting an Asset Sale, (x) Permitted Liens, (y) Investments expressly permitted pursuant to Section 6.04, or (z) Restricted Payments expressly permitted pursuant to Section 6.06(a), (iii) non-exclusive licenses or sublicenses of property of the Borrower or any Subsidiary in the ordinary course of business, (iv) leases or sub-leases of real property in the ordinary course of business, (v) dispositions or discounting of accounts receivable (including write-offs, discounts and compromises) in connection with the compromise, settlement or collection thereof in the ordinary course of business or consistent with past practice, (vi) dispositions of property subject to a Casualty Event), and (vii) the abandonment, cancellation, non- renewal or discontinuance of use or maintenance of Intellectual Property (or rights thereto) of the Borrower or any of its Subsidiaries that the Borrower determines in good faith is no longer desirable in the conduct of its business. “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent. “Available Tenor” shall mean, as of any date of determination and with respect to the then- current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.08(b). “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Benchmark” shall mean, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement

4 to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.08(b). “Benchmark Replacement” shall mean the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent (acting at the written direction of the Required Lenders) and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than the Floor as of any date of determination, the Benchmark Replacement will be deemed to be the Floor as of such date for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or a negative value or zero), that has been selected by the Administrative Agent (acting at the written direction of the Required Lenders) and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR”, the definition of “Interest Period”, the definition of “Business Day”, timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent and Required Lenders decide may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent, in consultation with the Required Lenders, decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides, in consultation with the Required Lenders, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” shall mean the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark permanently or indefinitely ceases to provide such Benchmark; or (b) in the case of clause (c) of

5 the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Term SOFR Administrator, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator of such Benchmark, a resolution authority with jurisdiction over the administrator of such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator of such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark are no longer representative. “Benchmark Transition Start Date” shall mean in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” shall mean, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark and solely to the extent that such Benchmark has not been replaced with a Benchmark Replacement in accordance with Section 2.08(b), the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then- current Benchmark for all purposes hereunder in accordance with Section 2.08(b) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder pursuant to Section 2.08(b).

6 “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America and any successor thereto. “Borrower” shall have the meaning assigned to such term in the introductory statement to this Agreement. “Borrower Materials” shall have the meaning assigned to such term in Section 9.01. “Borrowing” shall mean Loans of the same Class and Type made, converted or continued on the same date and, in the case of SOFR Loans, as to which a single Interest Period is in effect. “Borrowing Date” shall have the meaning assigned to such term in Section 2.03. “Borrowing Request” shall mean a written request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent. “Breakage Event” shall have the meaning assigned to such term in Section 2.16. “Business Day” shall mean any day other than (a) a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close and (b) with respect to any calculation of Term SOFR, a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Capital Expenditures” shall mean, for any period, the aggregate of all expenditures by the Borrower and its consolidated Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Borrower and its Subsidiaries. “Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, subject to Section 1.02. “Cash Equivalents” shall mean: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the

7 extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of issuance thereof; (b) investments in commercial paper maturing within 270 days from the date of issuance thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by any domestic office of any commercial bank organized under the laws of the United States of America, or any State thereof, that has a combined capital and surplus and undivided profits of not less than $500,000,000 and that issues (or the parent of which issues) commercial paper rated at least “Prime-1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above; (e) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above; (f) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing; and (g) investments permitted pursuant to the Borrower’s board-approved investment policy as in effect on the Closing Date or as amended or otherwise modified from time to time with the prior written approval of the Required Lenders (not to be unreasonably withheld, conditioned or delayed) . “Cash Management Services” shall mean any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer and other customary cash management arrangements. “Casualty Event” shall mean any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any other Loan Party. “CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof), other than a Permitted Holder, shall own, directly or indirectly, beneficially or of record, shares representing more than 40% of the aggregate ordinary voting power represented by the

8 issued and outstanding Equity Interests of the Borrower, (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time be occupied by persons who were neither (i) nominated or approved by the board of directors of the Borrower nor (ii) nominated or appointed by directors so approved, or (c) any change in control (or similar event, however defined) with respect to the Borrower or any Subsidiary shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which the Borrower or any Subsidiary is a party. “Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Charges” shall have the meaning assigned to such term in Section 9.09. “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Initial Term Loans, Delayed Draw Term Loans or Discretionary Delayed Draw Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is an Initial Term Loan Commitment, Delayed Draw Commitment or a Discretionary Delayed Draw Commitment (if any). “Closing Date” shall mean May 15, 2025. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall mean, collectively, (a) all the “Collateral” (or equivalent term) as defined in any Security Document (and shall include, for the avoidance of doubt, all assets subject to a Lien, or intended to be subject to a Lien, in favor of the Administrative Agent as security for the Obligations under each such Security Document) and (b) the Mortgaged Properties, if any. “Commitment” shall mean, with respect to any Lender, such Lender’s Initial Term Loan Commitment, Delayed Draw Commitment and Discretionary Delayed Draw Commitment (if any), as applicable. “Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” shall mean, with respect to any Person, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted

9 in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any losses from currency translation and losses arising from foreign currency hedging transactions or currency fluctuations for such period, (v) any losses, charges or expenses incurred in connection with Permitted Acquisitions, non-recurring Investments, issuances of Equity Interests, and/or the incurrence, amendment, extension, refinancing or modification of any Indebtedness, in each case, to the extent permitted by the terms hereof and including, for the avoidance of doubt, any such transactions incurred prior to the date of this Agreement but during such period, and (vi) any non-cash charges, losses or expenses (other than the write-down of current assets), including non-cash charges, expenses and losses related to equity-based compensation for such period and (vii) any one-time, non-recurring or unusual losses, charges or expenses, including restructuring charges, severance, retention and other similar non-recurring items for such period (provided that the aggregate amount added back under this clause (a)(vii) in any period shall not exceed 25% of Consolidated EBITDA for such period (calculated prior to giving effect to such addback)), and minus (b) without duplication (i) to the extent added in determining such Consolidated Net Income, any gains from currency translation and gains arising from foreign currency hedging transactions or currency fluctuations, (ii) all cash payments made during such period on account of reserves, restructuring charges and other non- cash charges, expenses and losses added to Consolidated Net Income pursuant to clause (a)(vi) above in a previous period, (iii) any net after tax gain or income from the early extinguishment of Indebtedness, and (iv) to the extent included in determining such Consolidated Net Income, any extraordinary gains and all non-cash items of income for such period, all determined on a consolidated basis in accordance with GAAP. “Consolidated Net Income” shall mean, with respect to any Person, for any period, the net income or loss of such Person and its subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such subsidiary, (b) the income or loss of any other Person accrued prior to the date it becomes a subsidiary of such Person or is merged into or consolidated with such Person or any subsidiary of such Person or the date that such Person’s assets are acquired by such Person or any subsidiary of such Person; provided that this clause (b) shall not apply to calculations made on a Pro Forma Basis, (c) the income of such Person in which any other Person (other a wholly owned subsidiary of such Person or any director of such Person holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or a wholly owned subsidiary of such Person by such other Person during such period, (d) any gains or losses attributable to sales of assets out of the ordinary course of business, and (e) any non-cash expense, income, gain or loss attributable to the movement in mark-to-market valuation of foreign currencies, Indebtedness, earnouts or other contingent deferred payment obligations, or derivative instruments pursuant to GAAP. “Consolidated Working Capital” shall mean, as of any date of determination, the excess of Current Assets on such date over Current Liabilities on such date.

10 “Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its assets or properties is bound. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto. “Current Assets” shall mean, as of any date of determination, the consolidated current assets (other than cash and Cash Equivalents) of the Borrower and its Subsidiaries that may be properly classified as current assets in conformity with GAAP. “Current Liabilities” shall mean, as of any date of determination, the consolidated current liabilities of the Borrower and its Subsidiaries that may be properly classified as current liabilities in conformity with GAAP, but excluding, without duplication, the current portion of any long-term Indebtedness. “Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, administrative receivership or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Declined Proceeds” shall have the meaning assigned to such term in Section 2.13(g). “Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default. “Defaulting Lender” shall mean, subject to Section 2.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower and the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or

11 indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or Federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22(b)) upon delivery of written notice of such determination to the Borrower and each Lender. “Delayed Draw Advance Date” shall mean, with respect to a Delayed Draw Term Loan, the date such Delayed Draw Term Loan is made by the Lenders with the applicable Delayed Draw Commitments. “Delayed Draw Availability Period” shall mean the period from the Closing Date to and including November 15, 2026. “Delayed Draw Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Delayed Draw Term Loans hereunder as set forth opposite such Lender’s name on Schedule 2.01 to the Disclosure Letter, or in the Assignment and Acceptance pursuant to which such Lender assumed its Delayed Draw Commitment, and “Delayed Draw Commitments” shall mean, collectively, the sum of all Lenders’ Delayed Draw Commitments, which as of the Closing Date equals an aggregate principal amount of $50,000,000. “Delayed Draw Term Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(b). “Disclosure Letter” shall mean the disclosure letter, dated as of the date hereof, delivered by the Loan Parties to the Administrative Agent and the Lenders for the benefit of the Secured Parties and the Lenders (as such disclosure letter may be updated from time to time to the extent expressly permitted under this Agreement). “Discretionary Delayed Draw Advance Date” shall mean, with respect to any Discretionary Delayed Draw Term Loan, the date such Discretionary Delayed Draw Term Loan is made by the Lenders (in their sole and absolute discretion) hereunder in accordance with Section 2.01(c). “Discretionary Delayed Draw Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Discretionary Delayed Draw Term Loans hereunder as set forth in a supplement to Schedule 2.01 to the Disclosure Letter, which supplemental schedule will

12 be provided by such Lender providing such Discretionary Delayed Draw Commitment together with its Discretionary Delayed Draw Confirmation and shall be automatically incorporated herein; provided that the aggregate Discretionary Delayed Draw Commitments for all Lenders shall not exceed the Maximum Discretionary Delayed Draw Commitment. “Discretionary Delayed Draw Confirmation” shall have the meaning assigned to such term in Section 2.01(c). “Discretionary Delayed Draw Term Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(c). “Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Qualified Capital Stock or cash in lieu of fractional shares), pursuant to a sinking fund obligation or otherwise (except, in each case, as a result of a change of control, asset sale, fundamental change or other similar event so long as, in each case, such occurrence also results in the termination of this Agreement and the rights of the holders thereof upon such occurrence are subject to the prior repayment in full of the Obligations), or is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock and/or cash in lieu of fractional shares), in whole or in part (other than as a result of a change of control, asset sale, fundamental change or other similar event so long as, in each case, such occurrence also results in the termination of this Agreement and the rights of the holders thereof upon such occurrence are subject to the prior repayment in full of the Obligations), or requires the payment of any cash dividend or any other scheduled cash payment constituting a return of capital, in each case, at any time on or prior to the date that is 91 days after the Term Loan Maturity Date at the time of issuance, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case, at any time prior to the date that is 91 days after the Term Loan Maturity Date at the time of issuance; provided that, (x) if such Equity Interests are issued to any plan for the benefit of any employee, officer, director, manager or consultant of the Borrower or any of its Subsidiaries or by any such plan to such employee, officer, director, manager or consultant, such Equity Interests shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Borrower or such Subsidiary in order to satisfy applicable statutory or regulatory obligations or as a result of the termination, death or disability of such employee, director, manager or consultant and (y) for purposes of clauses (a) and (b) above, if any such maturity, redemption, conversion, exchange, repurchase obligation or scheduled payment is in part, only such part coming into effect prior to the date that is 91 days following the Term Loan Maturity Date shall constitute Disqualified Stock. “Dollars” or “$” shall mean lawful money of the United States of America. “Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia. “Early Payment Fee” shall have the meaning assigned to such term in Section 2.05(c).

13 “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” shall mean (a) a Lender, (b) an Affiliate of a Lender, (c) a Related Fund of a Lender, and (d) any other Person (other than a natural person) approved by the Required Lenders; provided that, notwithstanding the foregoing, “Eligible Assignee” shall not include (i) the Borrower or any of the Borrower’s Affiliates or (ii) any Person that is subject to Sanctions or located in any country or territory that is subject to Sanctions, and any purported assignment or participation of any interests, rights or obligations under this Agreement to any such Person shall be null and void ab initio. “Environmental Laws” shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and agreements in each case, relating to protection of the environment, natural resources, human health and safety or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials. “Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any Person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, and the rules and regulations promulgated thereunder.

14 “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived or a determination that any Plan or Multiemployer Plan is, or reasonably could be expected to be, an at-risk plan or a plan in endangered or critical status within the meaning of Section 430, 431 or 432 of the Code or Section 303, 304 or 305 of ERISA, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan, (e) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) the failure by the Borrower or any of its ERISA Affiliates to make a required contribution to any Plan that results in, or would be reasonably expected to result in, the imposition of a lien or other encumbrance or the provision of security under Section 430 of the Code or Section 303 or 4068 of ERISA, (g) the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which the Borrower or any of its subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary incurs any liability that could reasonably be expected to result in a Material Adverse Effect, (i) any other event or condition with respect to a Plan or Multiemployer Plan that could result in material liability of the Borrower or any of its subsidiaries or (j) a Foreign Benefit Event. “Erroneous Payment” shall have the meaning assigned to such term in Section 8.13(a). “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Events of Default” shall have the meaning assigned to such term in Article VII. “Excess Cash Flow” shall mean, for any fiscal year of the Borrower, the result of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year and (ii) any decrease in Consolidated Working Capital for such fiscal year (other than any such decreases arising from acquisitions by the Borrower and its Subsidiaries completed during such period or the application of purchase accounting) minus (b) the sum, without duplication, of (i) the amount of any Taxes paid or payable in cash by the Borrower and its Subsidiaries with respect to such fiscal year,

15 (ii) consolidated interest expense for such fiscal year paid in cash, (iii) Capital Expenditures made in cash during such fiscal year, except to the extent financed with the proceeds of Indebtedness, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not otherwise have been included in Consolidated EBITDA for such fiscal year, (iv) repayments of Indebtedness (other than mandatory prepayments of Loans under Section 2.13 and voluntary prepayments of Terms Loans that are deducted under Section 2.13(f)(y)) made in cash by the Borrower and its Subsidiaries during such fiscal year, but only to the extent that the Indebtedness so prepaid by its terms cannot be re-borrowed or redrawn and such prepayments were not made with the proceeds of the contemporaneous incurrence of Indebtedness, (v) any increase in Consolidated Working Capital for such fiscal year (other than any such increases arising from acquisitions by the Borrower and its Subsidiaries completed during such period or the application of purchase accounting), (vi) cash gains or losses from currency translation and losses arising from foreign currency hedging transactions or currency fluctuations for such period, (vii) cash expenditures in respect of Hedging Agreements during such period and (viii) any amounts paid in cash during such period (or following such period but on or prior to the Excess Cash Flow Payment Date) in connection with Permitted Acquisitions except to the extent financed with the proceeds of Indebtedness, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not otherwise have been included in Consolidated EBITDA for such fiscal year. “Excess Cash Flow Period” shall mean each of (a) the fiscal year of the Borrower ending January 31, 2026 and (b) each fiscal year of Borrower ending thereafter. “Excluded Assets” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement. “Excluded Prepayment Amount” shall have the meaning assigned to such term in Section 2.13(e). “Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.20(f) and (d) any withholding Taxes imposed under FATCA. “Excluded Subsidiary” shall mean any Subsidiary of the Borrower that is (a) a CFC or (b) a Foreign Subsidiary Holding Company, in each case, (i) where the holding period requirement of Section 246(c)(5)(A) of the Code is not met with respect to such CFC or with respect to each CFC

16 held by such Foreign Subsidiary Holding Company, as the case may be, or (ii) to the extent the guarantee of the Obligations by such CFC or Foreign Subsidiary Holding Company would reasonably be expected to result in material adverse tax consequences to the Borrower or any of its Subsidiaries, or any of their direct or indirect owners, in each case, as reasonably determined by the Borrower in good faith. Any Subsidiary of an Excluded Subsidiary shall also be an Excluded Subsidiary. Notwithstanding the foregoing, Yext Limited will at no times be deemed to be an “Excluded Subsidiary”. “Existing Debt” shall mean that certain Credit Agreement, dated as of March 11, 2020, by and among Borrower, the lenders party thereto and Silicon Valley Bank, a division of First- Citizens Bank & Trust Company, as administrative agent and collateral agent (as amended by that certain First Amendment to Credit Agreement and Guarantee and Collateral Agreement, dated as of January 29, 2021, that certain Second Amendment to Credit Agreement, dated as of December 22, 2022, that certain Third Amendment to Credit Agreement, dated as of July 26, 2024, and as may be further amended, modified, supplemented or restated from time to time). “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCPA” shall have the meaning assigned to such term in Section 3.24. “Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. “Fee Letters” shall mean the Agent Fee Letter and the Lender Fee Letter. “Fees” shall mean the Early Payment Fees and the fees under the Fee Letters. “Financial Officer” of any Person shall mean the chief financial officer, principal accounting officer, treasurer or controller of such Person. “Floor” shall mean a rate of interest per annum equal to 1.00%. “Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of material unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required material contributions or payments, under any applicable law governing any Foreign Pension Plan, on or before the due date for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to

17 such Governmental Authority’s intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any material liability by the Borrower or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the consummation of any transaction in connection with a Foreign Pension Plan that is prohibited under any applicable law and that could reasonably be expected to result in a Material Adverse Effect. “Foreign Lender” shall mean any Lender that is not a U.S. Person. “Foreign Pension Plan” shall mean any foreign pension or benefit plan that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority. “Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary. “Foreign Subsidiary Holding Company” shall mean any direct or indirect domestic Subsidiary of the Borrower that has no material assets other than Equity Interests in (or Equity Interests in and Indebtedness of) one or more Foreign Subsidiaries that are CFCs or other Foreign Subsidiary Holding Companies. “GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States of America applied on a consistent basis with the financial statements delivered pursuant to Section 3.05, subject to Section 1.02. “Government Official” shall mean (a) an executive, official, employee or agent of a governmental department, agency or instrumentality, (b) a director, officer, employee or agent of a wholly or partially government-owned or -controlled company or business, (c) a political party or official thereof, or candidate for political office or (d) an executive, official, employee or agent of a public international organization (e.g., the International Monetary Fund or the World Bank). “Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body. “Granting Lender” shall have the meaning assigned to such term in Section 9.04(i). “Guarantee” of or by any Person shall mean any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness or other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided that the term “Guarantee” shall not include

18 endorsements for collection or deposit in the ordinary course of business, customary indemnification obligations or customary warranty obligations. “Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement, substantially in the form of Exhibit D, among the Borrower, the Subsidiaries party thereto and the Administrative Agent for the benefit of the Secured Parties. “Guarantors” shall mean each Subsidiary listed on Schedule 1.01(b) to the Disclosure Letter, together with each other Subsidiary that is or becomes a party to the Guarantee and Collateral Agreement. “Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances and radioactive materials, (b) any chemical, material or substance that is defined in an applicable law as a hazardous or toxic substance, material or waste, and (c) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law. “Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement, or other similar agreement. “Immaterial Subsidiary” shall mean, as of any date of determination, (a) any newly formed merger Subsidiary formed in connection with a Permitted Acquisition so long as such merger Subsidiary holds only de minimis assets and either (i) promptly ceases to exist following such Permitted Acquisition or (ii) following such Permitted Acquisition, complies with Section 5.11(b) and (b) any Subsidiary designated in writing from time to time as such by the Borrower, so long as such Subsidiary (a) does not own or hold assets (i) individually, exceeding 5.0% of the consolidated total assets of the Loan Parties or (ii) when combined with the assets of all other Subsidiaries from time to time designated as Immaterial Subsidiaries, exceeding 15.0% of the consolidated total assets of the Loan Parties and (b) does not account for consolidated total revenue (i) individually, exceeding 5.0% of the consolidated total revenue of the Loan Parties or (ii) when combined with the consolidated total revenue of all other Subsidiaries from time to time designated as Immaterial Subsidiaries, exceeding 15.0% of the consolidated total revenue of the Loan Parties, in each case, for the fiscal quarter most recently ended for which financial statements have been, or are required to have been, delivered pursuant to Section 3.05 or Section 5.04. In the event that any Immaterial Subsidiary later becomes a Material Subsidiary, or in the event that Subsidiaries designated as Immaterial Subsidiaries at any time, in the aggregate, either (a) own or hold assets, when combined with the assets of all other Subsidiaries from time to time designated as Immaterial Subsidiaries, exceeding 15.0% of the consolidated total assets of the Loan Parties or (b) account for consolidated total revenue, when combined with the consolidated total revenue of all other Subsidiaries from time to time designated as Immaterial Subsidiaries, exceeding 15.0% of the consolidated total revenue of the Loan Parties, in either case, as of the end of or for the fiscal quarter most recently ended for which financial statements have been, or are required to have been, delivered pursuant to Section 3.05 or Section 5.04, then the Borrower shall designate such Immaterial Subsidiary as a Material Subsidiary and comply, or shall cause one or more of its Subsidiaries to comply, with Section 5.11 with respect to such Subsidiary such that, after such

19 designation and compliance, (i) no Subsidiary designated by the Borrower as an Immaterial Subsidiary (A) owns or holds assets, individually, exceeding 5.0% of the consolidated total assets of the Loan Parties or (B) accounts for consolidated total revenue, individually, exceeding 5.0% of the consolidated total revenue of the Loan Parties and (ii) the Subsidiaries designated by the Borrower as Immaterial Subsidiaries, in the aggregate (A) do not hold assets, when combined with the assets of all other Subsidiaries from time to time designated as Immaterial Subsidiaries, in excess of 15.0% of the consolidated total assets of the Loan Parties, and (B) do not account for consolidated total revenue, when combined with the consolidated total revenue of all other Subsidiaries from time to time designated as Immaterial Subsidiaries, in excess of 15.0% of the consolidated total revenue of the Loan Parties, in each case, as of the end of or for the fiscal quarter most recently ended for which financial statements have been, or are required to have been, delivered pursuant to Section 3.05 or Section 5.04. For the avoidance of doubt, any calculation of consolidated total revenue shall give effect to the elimination of any intercompany revenue. Notwithstanding the foregoing, Yext Limited will at no times be deemed to be an “Immaterial Subsidiary”. “Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed; provided that the amount of such Indebtedness shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness that is recourse to such Person or its property and (ii) the fair market value of the property encumbered thereby, as determined by such Person in good faith, (f) all Guarantees by such Person of Indebtedness of others; provided that the amount of any such Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof, as determined by such Person in good faith, (g) all Capital Lease Obligations of such Person, (h) all Synthetic Lease Obligations of such Person, (i) net obligations of such Person under any Hedging Agreements, valued at the Agreement Value thereof, (j) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Stock of such Person or any other Person prior to the date that is 91 days after the Term Loan Maturity Date, (k) all obligations of such Person as an account party in respect of letters of credit and (l) all obligations of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner to the extent such Person is liable therefor as a result of such Person’s ownership interest, except to the extent that the terms of such Indebtedness expressly provide that such Person is not liable therefor. “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

20 “Indemnitee” shall have the meaning assigned to such term in Section 9.05(b). “Information” shall have the meaning assigned to such term in Section 9.16. “Initial Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Initial Term Loans hereunder as set forth on Schedule 2.01 to the Disclosure Letter, or in the Assignment and Acceptance pursuant to which such Lender assumed its Initial Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. “Initial Term Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a). “Intellectual Property” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement. “Interest Payment Date” shall mean (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December, and (b) with respect to any SOFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a SOFR Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing. “Interest Period” shall mean, with respect to any SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, three or six months thereafter (in each case, subject to availability thereof), as specified by the Borrower in the applicable Borrowing Request; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period and (c) no Interest Period for any Loan shall extend beyond the maturity date of such Loan. Interest shall accrue from the first day of an Interest Period to the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Investment” shall mean, with respect to any Person, (a) any investment by such Person in any other Person in the form of loans (including guarantees), advances, capital contributions, purchases or other acquisitions for consideration of Indebtedness or Equity Interests or other securities issued by any other Person or (b) any cryptocurrency or blockchain based investment. The amount of any Investment outstanding at any time will be the original cost of such Investment,

21 reduced by any dividend, distribution, return of capital, repayment or other amount received in cash by such Person in respect of such Investment. “Lender Fee Letter” shall mean that certain Fee Letter, dated as of the date hereof, between the Borrower and the Administrative Agent, for the benefit of the Lenders, as amended, restated, supplemented or otherwise modified from time to time. “Lenders” shall mean (a) the Persons listed on Schedule 2.01 to the Disclosure Letter (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any Person that has become a party hereto pursuant to an Assignment and Acceptance. “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or other), pledge, hypothecation, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Loan Documents” shall mean this Agreement, the Security Documents, the Affiliate Subordination Agreement, the Fee Letters, the promissory notes, if any, executed and delivered pursuant to Section 2.04(e) and any other document executed in connection with the foregoing. “Loan Parties” shall mean the Borrower and the Guarantors. “Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01. “Margin Stock” shall have the meaning assigned to such term in Regulation U. “Material Adverse Effect” shall mean (a) a material adverse effect on the business, assets, liabilities, operations, financial condition, or operating results of the Borrower and the Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower or any other Loan Party to perform any of its obligations under any Loan Document to which it is a party or (c) a material impairment of the rights and remedies of or benefits available, taken as a whole, to the Lenders under any Loan Document. “Material Indebtedness” shall mean Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower or any Subsidiary in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the Agreement Value of such Hedging Agreement at such time. “Material Real Property” shall mean real property owned in fee simple and having a book value or fair market value in excess of $5,000,000. “Material Subsidiary” shall mean any Subsidiary that is not an Immaterial Subsidiary.

22 “Maximum Discretionary Delayed Draw Commitment” shall mean an aggregate principal amount of $50,000,000. “Maximum Rate” shall have the meaning assigned to such term in Section 9.09. “Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto. “Mortgaged Properties” shall mean each parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.11. “Mortgages” shall mean the mortgages, deeds of trust, modifications and other security documents required to be delivered pursuant to Section 5.11, each in form and substance reasonably acceptable to the Required Lenders. “Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Cash Proceeds” shall mean (a) with respect to any Asset Sale (other than any Asset Sale described in Section 6.05(b)(ii)) or Casualty Event, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of (i) reasonable selling expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar taxes and the Borrower’s good faith estimate of income taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and (iii) the principal amount, premium or penalty, if any, interest and other amounts payable on any Indebtedness for borrowed money (other than the Obligations) which is secured by the asset sold in such Asset Sale or subject to such Casualty Event and which is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); provided that, if (x) the Borrower shall deliver a certificate of a Financial Officer to the Lenders within ten Business Days following any Loan Party’s receipt thereof setting forth the Loan Parties’ intent to reinvest such proceeds in assets of a kind then used or usable in the business of the Borrower and the Subsidiaries within 365 days (or, if the applicable Loan Party enters into a legally binding commitment for such reinvestment within such initial 365-day period, within 180 days following the end of such initial 365-day period) of receipt of such proceeds and (y) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used at the end of such 365 day (or, if applicable, 545-day) period, at which time such proceeds shall be deemed to be Net Cash Proceeds; provided, further, that the aggregate amount reinvested, or committed to be reinvested, pursuant to the foregoing proviso shall not exceed $10,000,000 in any fiscal year, and (b) with respect to any issuance or incurrence of Indebtedness, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith. “Non-Defaulting Lender” shall mean, at any time, each Lender that is not a Defaulting Lender at such time.

23 “Notice of Conversion/Continuation” shall mean a Notice of Conversion/Continuation substantially in the form of Exhibit H, or such other form as shall be approved by the Administrative Agent. “Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including any interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for payment or prepayment or otherwise, (ii) each Early Payment Fee due under this Agreement, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under this Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to this Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents. “OFAC” shall have the meaning assigned to such term in Section 3.23. “Organizational Documents” shall mean, with respect to any Person, any charter, articles or certificate of incorporation, certificate of organization, registration or formation, certificate of partnership or limited partnership, any bylaws, operating agreement, limited liability company agreement or partnership agreement of such Person, articles of association or constitutional documents and any and all other applicable documents relating to such Person’s formation, organization or entity governance matters (including any shareholders’ or equity holders’ agreement or voting trust agreement). “Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Participant Register” shall have the meaning assigned to such term in Section 9.04(f). “Payment Recipient” shall have the meaning assigned to such term in Section 8.13(a). “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

24 “Perfection Certificate” shall mean the Perfection Certificate substantially in the form of Exhibit B to the Guarantee and Collateral Agreement. “Periodic Term SOFR Determination Day” shall have the meaning assigned to such term in the definition of “Term SOFR”. “Permitted Acquisition” shall have the meaning assigned to such term in Section 6.04(e). “Permitted Holder” shall mean The Vanguard Group, Lead Edge Capital Management, LLC and each of their respective Affiliates that Control, are Controlled by or are under common Control with such Permitted Holders. “Permitted Indebtedness” shall have the meaning assigned to such term in Section 6.01. “Permitted Liens” shall mean Liens expressly permitted under Section 6.02. “Permitted Prior Liens” shall mean liens incurred pursuant to clause (c), (e), (f), (g), (h), (i), (k) (l) or (p) of Section 6.02. “Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity. “Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” shall have the meaning assigned to such term in Section 9.01. “Premium Event” shall mean the occurrence of any of the following: (a) the principal balance of any Term Loans is prepaid or repaid, for any reason, in whole or in part, (b) the Term Loans are accelerated (whether as a result of an Event of Default, by operation of law, including automatic acceleration upon a bankruptcy filing, or otherwise), including as a result of any Event of Default under clause (g) or (h) of Article VII, or (c) there shall occur any satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations in any bankruptcy, insolvency proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any bankruptcy or insolvency proceeding to the Administrative Agent or any Lender in full or partial satisfaction of the Obligations. “Prime Rate” shall mean the rate of interest which is identified as the “Prime Rate” and normally published in the Money Rates section of The Wall Street Journal (or, if such rate ceases to be so published, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent at the written direction of the Required Lenders) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent at the written direction

25 of the Required Lenders)); each change in the Prime Rate shall be effective from the date such change is announced by the Administrative Agent as being effective. “Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” shall mean, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.03. “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified Capital Stock” of any Person shall mean any Equity Interest of such Person that is not Disqualified Stock. “Qualified Cash” shall mean at any time, all cash and Cash Equivalents of the Loan Parties, other than cash identified on the most recent consolidated balance sheet of the Borrower delivered pursuant to Section 3.05 or Section 5.04 as “restricted” (other than cash restricted solely in favor of the Secured Parties), which is (a) in the case of any deposit account or any securities account maintained in the United States and subject to the “control” (as defined in the Uniform Commercial Code of the State of New York) of the Administrative Agent, for the benefit of the Secured Parties, in accordance with the terms of the Guarantee and Collateral Agreement and (b) in the case of any deposit account or securities account maintained outside of the United States, subject to a fully perfected first priority security interest (subject to Permitted Prior Liens) of the Administrative Agent, for the benefit of the Secured Parties, in all right, title and interest of the applicable Loan Party in such deposit account or securities account; provided that at all times prior to the date that is 45 days after the Closing Date (or such longer period agreed to by the Administrative Agent acting at the written direction of the Required Lenders), such deposit accounts or securities accounts need not be subject to a control agreement as a condition to the cash and Cash Equivalents maintained in such deposits accounts or securities accounts constituting Qualified Cash. “Recipient” shall mean (a) the Administrative Agent or (b) any Lender, as applicable. “Register” shall have the meaning assigned to such term in Section 9.04(d). “Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Rejection Notice” shall have the meaning assigned to such term in Section 2.13(g). “Related Fund” shall mean, with respect to any Lender that is a fund, commingled investment vehicle or managed account that invests in loans, any other fund, managed account or

26 other investment vehicle that invests in loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor. “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective partners, controlling persons, legal counsel, investors (including any prospective investors), managed funds and accounts, financing sources, directors, trustees, officers, employees, members, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates. “Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture. “Relevant Governmental Body” shall mean the Term SOFR Administrator, the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York or any successor thereto. “Repatriate” shall have the meaning assigned to such term in Section 2.13(e). “Repatriated” shall have the meaning assigned to such term in Section 2.13(e). “Repatriation” shall have the meaning assigned to such term in Section 2.13(e). “Required Lenders” shall mean, at any time, Lenders having Loans and Commitments representing more than 50% of the sum of all Loans outstanding and Commitments at such time; provided that the Loans and Commitments of any Defaulting Lender shall be disregarded in the determination of the Required Lenders at any time. “Requirements of Law” shall mean, as to any Person, the Organizational Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its assets or property or to which such Person or any of its assets or property is subject. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” shall mean, with respect to any Person, any executive officer or Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement. “Restricted Indebtedness” shall mean Indebtedness of the Borrower or any Subsidiary, the payment, prepayment, repurchase or defeasance of which is restricted under Section 6.09(b). “Restricted Payment” shall mean (a) any dividend or other distribution (whether in cash, securities or other property) made on account of any Equity Interests in the Borrower or any Subsidiary, (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition,

27 cancellation or termination of any Equity Interests in the Borrower or any Subsidiary, or (c) any payment (whether in cash, securities or other property) of any management, consulting or advisory fee or any similar fees to any holder of fifty percent (50%) or more of the voting Equity Interests in the Borrower. “S&P” shall mean Standard & Poor’s Financial Services LLC, or any successor thereto. “Sanctioned Country” shall mean any country or territory that is the target of comprehensive Sanctions (currently Crimea, Cuba, Iran, North Korea, Syria and those portions of the Donetsk People’s Republic or Luhansk People’s Republic regions (and such other regions) of Ukraine over which any Sanctions authority imposes comprehensive Sanctions). “Sanctioned Person” shall mean any Person that is (a) the target of Sanctions, including any Person identified on OFAC’s Specially Designated Nationals and Blocked Persons List, Sectoral Sanctions Identifications List or any other Sanctions-related list maintained by a Sanctions authority, (b) a Person that is organized, located or resident in a Sanctioned Country or (c) any Person owned or controlled by any Person described in clause (a) or (b). “Sanctions” shall mean economic or financial sanctions administered or enforced by the U.S. government (including the U.S. Department of State, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and the U.S. Department of Commerce), the United Kingdom, the European Union or any member state thereof and the United Nations Security Council. “Secured Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (d) the successors and assigns of each of the foregoing. “Security Documents” shall mean the Mortgages, if any, the Guarantee and Collateral Agreement, each deposit account control agreement, each securities account control agreement and each of the security agreements, pledge agreements, mortgages and other instruments and documents, in each case, executed and delivered pursuant to any of the foregoing or pursuant to Sections 5.11 or 5.12. “SOFR” shall mean, with respect to any day, the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” shall mean, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Loan” shall mean a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “ABR”. “Specified Transaction” shall mean, with respect to any period and, in each case, to the extent permitted by this Agreement, any (a) Asset Sale that results in a Subsidiary ceasing to be a

28 Subsidiary, (b) Permitted Acquisition, (c) Investment that results in a Person becoming a Subsidiary, (d) investment in, acquisition of or disposition of assets constituting a business unit, line of business or division of, or all or substantially all of the Equity Interests of, another Person, (e) Restricted Payment, incurrence, repayment, repurchase or redemption of Indebtedness or (f) other transaction or event, in each case, that by the terms of this Agreement requires Pro Forma Compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis or after giving Pro Forma Effect to such transaction or event. “SPV” shall have the meaning assigned to such term in Section 9.04(i). “Subordinated Debt” shall mean Indebtedness incurred by the Borrower or any Subsidiary that is subordinated to the Obligations pursuant to a subordination, intercreditor or other similar agreement on terms and otherwise in form and substance reasonably satisfactory to the Required Lenders. “subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, limited liability company, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” shall mean any direct or indirect subsidiary of the Borrower. “Synthetic Lease” shall mean, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that would have been accounted for as an operating lease under GAAP as in effect prior to December 31, 2018 and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. Federal income tax purposes, other than any such lease under which such Person is the lessor. “Synthetic Lease Obligations” shall mean, as to any Person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such Person in accordance with GAAP as in effect prior to December 31, 2018 if such obligations were accounted for as Capital Lease Obligations. “Synthetic Purchase Agreement” shall mean any swap, derivative or other agreement or combination of agreements pursuant to which the Borrower or any Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a Person other than the Borrower or any Subsidiary of any Equity Interest or Restricted Indebtedness or (b) any payment (other than on account of a permitted purchase by it of any Equity Interest or Restricted Indebtedness) the amount of which is determined by reference to the price or value at any time of any Equity Interest or Restricted Indebtedness; provided that no phantom stock or similar plan providing for payments only to current or former directors, consultants, officers or employees of the Borrower or the Subsidiaries (or to their permitted successors and assigns, heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

29 “Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Borrowing” shall mean a Borrowing comprised of Term Loans. “Term Loan Maturity Date” shall mean May 15, 2030. “Term Loans” shall mean, collectively, the Initial Term Loans, the Delayed Draw Term Loans and the Discretionary Delayed Draw Term Loans (if any). “Term SOFR” shall mean: (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided that if as of 5:00 p.m., New York City time, on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding Business Day is not more than three Business Days prior to such Periodic Term SOFR Determination Day; and (b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided that if as of 5:00 p.m., New York City time, on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding Business Day is not more than three Business Days prior to such ABR Term SOFR Determination Day. “Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (or a successor administrator of the Term SOFR Reference Rate selected by the Required Lenders in their reasonable discretion). “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “Test Period” shall mean, as of any date of determination, the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such date (taken as one accounting period) in respect of which financial statements have been (or were required to have been) delivered to the Administrative Agent pursuant to Section 5.04(a) or Section 5.04(b); provided that

30 prior to the first date financial statements have been (or were required to have been) delivered hereunder, the Test Period in effect shall be the period of four consecutive fiscal quarters of the Borrower ended January 31, 2025. “Total Debt” shall mean, at any time, the total Indebtedness of the Borrower and its Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP, consisting of, without duplication, (a) Indebtedness for borrowed money (including purchase money Indebtedness), (b) obligations evidenced by bonds, debentures, notes or similar instruments (including any seller notes), (c) unreimbursed drawings under letters of credit, (d) Capital Lease Obligations and (e) Guarantees of, and security for, any of the foregoing incurred by any other Person (other than Borrower or its Subsidiaries); provided that, for the avoidance of doubt, “Total Debt” shall exclude Synthetic Lease Obligations, obligations under any Hedging Agreements, surety and performance bond obligations, earn-outs, contingent milestone payments and other similar contingent purchase price obligations, undrawn letters of credit and, so long as such obligations are unsecured and otherwise expressly permitted under this Agreement, an amount not to exceed 50% of the aggregate amount of deferred purchase price obligations, purchase price holdbacks and similar deferred obligations of the Loan Parties. “Total Net Leverage Ratio” shall mean, on any date, the ratio of (a) (i) Total Debt on such date minus (ii) Qualified Cash on such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently ended Test Period. “Transactions” shall mean, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder, (b) the repayment of all amounts due or outstanding under or in respect of, and the termination of, the Existing Debt, and (c) the payment of related fees and expenses. “Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall mean Adjusted Term SOFR and the ABR. “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement, excluding the related Benchmark Replacement Adjustment. “USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

31 “U.S. Person” shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “Wholly Owned Subsidiary” of any Person shall mean a subsidiary of such Person of which securities (except for directors’ qualifying shares or other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) or other ownership interests representing 100.0% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such Person or one or more wholly owned Subsidiaries of such Person or by such Person and one or more wholly owned Subsidiaries of such Person. “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA. “Withholding Agent” shall mean any Loan Party and the Administrative Agent. “Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”, and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “or” is not exclusive. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time, in each case, in accordance with the express terms of this Agreement, and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time; provided that if the Borrower notifies the Administrative Agent in writing that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrower’s compliance with

32 such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders; provided, further, that any unaudited financial statements shall be subject to the absence of footnotes and subject to year-end adjustments. Notwithstanding GAAP, (i) Indebtedness of a Person shall be deemed to be carried at the full outstanding principal amount thereof, and the effect of any accounting rules or pronouncements, that would require or permit it to be carried at a different value shall be disregarded, and (ii) any obligations under a lease that would not have been required to be accounted for as a Capital Lease Obligation under GAAP as in effect prior to December 31, 2018 shall not be treated as a Capital Lease Obligation as a result of subsequent changes to GAAP and shall continue to be treated as an operating lease for all purposes under this Agreement (other than any financial statements delivered to the Administrative Agent or any Lender (including pursuant to Section 3.05, Section 5.04 or otherwise)). In the computation of periods of time from a specified date to a later specified date, the word “from” shall be deemed to mean “from and including”, the words “to” and “until” each shall be deemed to mean “to but excluding”, and the word “through” shall be deemed to mean “to and including”. For all purposes under the Loan Documents, in connection with any division or plan of division or establishment of any series under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time and (c) each division and series of any Person shall be treated as a separate Person hereunder. Section 1.03. Pro Forma Calculations. All pro forma calculations permitted or required to be made by the Borrower or any Subsidiary pursuant to this Agreement shall include only those adjustments that would be required on the face of financial statements under Regulation S-X under the Securities Act of 1933, as amended, together with those adjustments that (a) have been certified by a Financial Officer of the Borrower as having been prepared in good faith based upon reasonable assumptions and (b) are based on reasonably detailed written assumptions reasonably acceptable to the Required Lenders. For purposes of calculating any financial ratio or test or compliance with any covenant determined by reference to Qualified Cash, the Total Net Leverage Ratio or Consolidated EBITDA (other than for purposes of calculating Excess Cash Flow or actual compliance (and not pro forma compliance) with the financial covenants set forth in Section 6.10 and 6.11), any such calculation of Qualified Cash, the Total Net Leverage Ratio or Consolidated EBITDA, as applicable, shall be calculated on a pro forma basis assuming that any Specified Transactions that occurred during the applicable Test Period, or subsequent to the applicable Test Period and prior to or simultaneously with the event for which such calculation is required to be made, had occurred on the first day of the applicable Test Period. If any Person that became a Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of the Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.03, then such financial ratio or test (or Qualified Cash, the Total Net Leverage Ratio or Consolidated EBITDA, as applicable) shall be calculated to give pro forma effect thereto in accordance with this Section 1.03. Unless otherwise specified, all pro forma calculations made under this Agreement shall be based on the financial statements from the most recently ended Test Period.

33 Section 1.04. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., an “Initial Term Loan”) or by Type (e.g., a “SOFR Loan”) or by Class and Type (e.g., a “Delayed Draw SOFR Loan”). Borrowings also may be classified and referred to by Class (e.g., an “Initial Term Loan Borrowing”) or by Type (e.g., a “SOFR Borrowing”) or by Class and Type (e.g., an “Initial Term Loan SOFR Borrowing”). ARTICLE II The Credits Section 2.01. Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender with an Initial Term Loan Commitment agrees, severally and not jointly, to make an Initial Term Loan to the Borrower on the Closing Date in a principal amount equaling its Initial Term Loan Commitment. Amounts paid or prepaid in respect of Initial Term Loans may not be re-borrowed. (b) Subject to the terms and conditions and relying on the representations herein set forth, each Lender with a Delayed Draw Commitment agrees to make Delayed Draw Term Loans to the Borrower during the Delayed Draw Availability Period as the Borrower may request pursuant to Section 2.03 in an amount not to exceed its Delayed Draw Commitment in effect at such time. Amounts paid or prepaid in respect of Delayed Draw Term Loans may not be re- borrowed. (c) At any time during the Delayed Draw Availability Period, the Borrower may request that the Lenders in their sole and absolute discretion confirm their willingness to make Discretionary Delayed Draw Term Loans to the Borrower by delivering a written request for such confirmation to the Administrative Agent and the Lenders in accordance with Section 4.03(c). If, within ten days following receipt of such notice, any Lender, in its sole and absolute discretion, confirms such willingness to extend Discretionary Delayed Draw Term Loans in writing to the Borrower and the Administrative Agent (such confirmation, which shall include a supplement to Schedule 2.01 to the Disclosure Letter setting forth the amount of the Discretionary Delayed Draw Commitment of each applicable Lender, a “Discretionary Delayed Draw Confirmation”), then, subject to the terms and conditions and relying upon the representations and warranties herein set forth, each consenting Lender with a Discretionary Delayed Draw Commitment agrees, severally and not jointly, to make a Discretionary Delayed Draw Term Loan to the Borrower on the Discretionary Delayed Draw Advance Date set forth in the Discretionary Delayed Draw Confirmation in a principal amount not exceeding its Discretionary Delayed Draw Commitment; provided that the aggregate principal amount of the Discretionary Delayed Draw Term Loans made hereunder shall not exceed the total Discretionary Delayed Draw Commitments of all Lenders. For the avoidance of doubt, each of the Lenders shall be entitled to agree or decline to make all or any portion of the requested Discretionary Delayed Draw Term Loans in its sole discretion unless such Lender has delivered a Discretionary Delayed Draw Confirmation to the Borrower and the Administrative Agent pursuant to this Section 2.01(c) (and any Lender that does not deliver a Discretionary Delayed Draw Confirmation within such ten-day period shall be deemed to have declined). Amounts paid or prepaid in respect of Discretionary Delayed Draw Term Loans may not be re-borrowed.

34 Section 2.02. Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $1,000,000 and not less than $5,000,000 or (ii) equal to the remaining available balance of the applicable Commitments. (b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or SOFR Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than five SOFR Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings. (c) Each Lender shall make each Loan to be made by it hereunder on the Borrowing Date thereof by wire transfer of immediately available funds to such account as the Administrative Agent may designate not later than 12:00 p.m. (noon), New York City time, and, upon receipt of all requested funds, the Administrative Agent shall promptly wire the amounts so received to an account designated by the Borrower in the applicable Borrowing Request or, upon written notification from the Required Lenders that a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Section 2.03. Borrowing Procedure. In order to request a Borrowing, the Borrower shall submit to the Administrative Agent (by email with a signed pdf attached) a written Borrowing Request not later than 12:00 p.m. (noon), New York City time, five Business Days before a proposed Borrowing (such proposed date of Borrowing, the “Borrowing Date”) (or such shorter period as may be agreed to by the Administrative Agent and the Required Lenders); provided that, in the case of the Initial Term Loans, a written Borrowing Request shall be delivered to Administrative Agent not later than 2:00 p.m., New York City time, two Business Days prior to the Closing Date. Each such Borrowing Request shall be irrevocable and shall specify the following information: (i) whether the Borrowing then being requested is to be a Borrowing of Initial Term Loans, Delayed Draw Term Loans or, subject to Section 2.01(c), Discretionary Delayed Draw Term Loans, and whether such Borrowing is to be a SOFR Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed (which may be provided by reference to a flow of funds or such other similar direction letter); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a SOFR Borrowing, the Interest Period with respect thereto; provided that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02; provided that the Borrowing Request delivered in respect of the Borrowing on the Closing Date may be revoked if

35 the Closing Date does not occur on the proposed Borrowing Date. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be a SOFR Borrowing with an Interest Period of one month. If no Interest Period with respect to any SOFR Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section (and the contents thereof), and of each Lender’s portion of the requested Borrowing. Section 2.04. Evidence of Debt; Repayment of Loans. (a) The Borrower unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of each Term Loan of such Lender as provided in Section 2.11. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and Type thereof and, if applicable, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Guarantor and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to clauses (b) and (c) above shall be prima facie evidence (absent manifest error) of the existence and amounts of the obligations therein recorded; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms; provided, further, that in the event of any conflict between the accounts and records maintained by any Lender (including any notations made on any promissory notes) and the accounts and records of the Administrative Agent (including the Register), the accounts and records of the Administrative Agent shall control in the absence of manifest error. (e) Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Required Lenders and the Borrower. Section 2.05. Fees. (a) The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees set forth in the Agent Fee Letter at the times and in the amounts specified therein. (b) The Borrower agrees to pay to the Lenders, for their own account, the fees set forth in the Lender Fee Letter at the times and in the amounts specified therein.

36 (c) In addition to the other obligations contained in this Section 2.05, if any Premium Event occurs, the Borrower shall, in each case, pay to the Administrative Agent, for the benefit of the Lenders, on the date of such Premium Event, an amount (an “Early Payment Fee”) calculated by the Required Lenders equal to (i) the amount of the principal of the Term Loans subject to the Premium Event multiplied by (ii) (w) if such Premium Event occurs on or prior to the first anniversary of the Closing Date, 3.0%, (x) if such Premium Event occurs after the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date, 2.0%, (y) if such Premium Event occurs after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, 1.0%, and (z) if such Premium Event occurs after the third anniversary of the Closing Date, 0.0%. The Early Payment Fee shall constitute an Obligation and shall be due and payable by the Borrower immediately prior to and notwithstanding the automatic acceleration of the outstanding principal of the Term Loans and all other accrued liabilities contemplated hereunder and under the other Loan Documents. (d) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is understood and agreed that if any Term Loans are accelerated (whether as a result of the occurrence and continuance of any Event of Default, including automatic acceleration upon a bankruptcy filing, by operation of law or otherwise), any Early Payment Fee, determined as of the date of acceleration, will also be due and payable and will be treated and deemed as though the applicable Term Loans were voluntarily repaid as of such date and shall constitute part of the Obligations for all purposes herein. Any Early Payment Fee shall also be payable in the event the Obligations, the Term Loans and this Agreement are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other similar means. To the extent permitted by applicable law, the Loan Parties expressly waive the provisions of any present or future statute or law that prohibits or may prohibit the collection of the applicable premium in connection with any such acceleration. The parties hereto further acknowledge and agree that any Early Payment Fee is not intended to act as a penalty or to punish the Loan Parties for any repayment or redemption of the Term Loans. The Loan Parties expressly agree that (i) any Early Payment Fee is reasonable and the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (ii) any Early Payment Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made, (iii) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay any Early Payment Fee, (iv) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section, (v) the agreement of the Loan Parties to pay any Early Payment Fee is a material inducement to the Lenders to extend the Term Loans, and (vi) any Early Payment Fee represents a good-faith, reasonable estimate and calculation of the lost profits or damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to any Lender or profits lost by such Lender as a result of any Premium Event. (e) Except as otherwise specified in the Fee Letters, all Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Unless otherwise set forth in the Fee Letters, once paid, none of the Fees shall be refundable under any circumstances. Section 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of a year of 360 days

37 consisting of 12 months of 30 days or, in the case of an incomplete month, the actual number of days elapsed during such month) at a rate per annum equal to the ABR plus the Applicable Margin. (b) Subject to the provisions of Section 2.07, the Loans comprising each SOFR Borrowing shall bear interest (computed on the basis of a year of 365 or 366 days, as the case may be) at a rate per annum equal to Adjusted Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Margin. (c) Interest on each Loan shall be payable in arrears on each Interest Payment Date applicable to such Loan except as otherwise provided in this Agreement. Except as expressly set forth in clause (d), all interest shall be payable in cash. The applicable ABR or Adjusted Term SOFR rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Interest shall accrue from, and include, the date of Borrowing (and thereafter the effective date of the most recent conversion or continuation of such Borrowing) and to, but excluding, the date of payment. Section 2.07. Default Interest. (a) Immediately upon the occurrence and during the continuance of any Event of Default under clause (b), (c), (g) or (h) of Article VII or (b) at the written election of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, then, in either case to the extent permitted by law, all amounts outstanding under this Agreement and the other Loan Documents shall bear interest (after as well as before judgment), payable on demand, (i) in the case of principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (ii) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days consisting of 12 months of 30 days at all other times) equal to the rate that would be applicable to an ABR Loan plus 2.00% per annum. Section 2.08. Alternate Rate of Interest. (a) In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a SOFR Borrowing the Administrative Agent (acting at the written direction of the Required Lenders) shall have determined that Adjusted Term SOFR will not adequately and fairly reflect the cost to the majority of Lenders of making or maintaining SOFR Loans during such Interest Period, or that reasonable means do not exist for ascertaining Adjusted Term SOFR, the Administrative Agent (acting at the written direction of the Required Lenders) shall, as soon as practicable thereafter, give written notice of such determination to the Borrower and the Lenders. In the event of any such determination (which shall not, in itself, cause a Benchmark Replacement to occur), until the Administrative Agent (acting at the written direction of the Required Lenders) shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a SOFR Borrowing pursuant to Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent or the Required Lenders under this Section shall be conclusive absent manifest error. (b) (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event the Administrative Agent (acting at the written direction of the Required Lenders), the Required Lenders and the Borrower may amend

38 this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m., New York City time, on the fifth Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of the then-current Benchmark with a Benchmark Replacement pursuant to this clause (b) shall occur prior to the applicable Benchmark Transition Start Date. (ii) In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent (acting at the written direction of the Required Lenders) and the Required Lenders shall have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (iii) The Administrative Agent (acting at the written direction of the Required Lenders) shall promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) (x) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (iv) below and (y) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent (acting at the written direction of the Required Lenders) or the Lenders pursuant to this Section 2.08(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.08(b). (iv) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (x) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (in consultation with the Required Lenders) or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Required Lenders upon written notification to the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (y) if a tenor that was removed pursuant to sub-clause (x) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative

39 for a Benchmark (including a Benchmark Replacement), then the Required Lenders upon written notification to the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period, the component of ABR based upon the then-current Benchmark will not be used in any determination of ABR. Section 2.09. Termination and Reduction of Commitments. (a) The Initial Term Loan Commitments shall automatically terminate upon the making of the Initial Term Loans on the Closing Date. The applicable Delayed Draw Commitments shall automatically and permanently (i) be reduced upon the making of the applicable Delayed Draw Term Loans on each Delayed Draw Advance Date by the principal amount of the Delayed Draw Term Loans made on such date and (ii) terminate upon the expiration of the Delayed Draw Availability Period. The applicable Discretionary Delayed Draw Commitments shall automatically and permanently (i) be reduced upon the making of the applicable Discretionary Delayed Draw Term Loans on each Discretionary Delayed Draw Advance Date by the principal amount of the Discretionary Delayed Draw Term Loans made on such date and (ii) terminate upon the expiration of the Delayed Draw Availability Period. (b) Upon at least three Business Days’ prior irrevocable written notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Delayed Draw Commitments without premium or penalty; provided that each partial reduction of the Delayed Draw Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000. (c) Each reduction in the Delayed Draw Commitments shall be made ratably among the Lenders in accordance with their respective applicable Delayed Draw Commitments. Section 2.10. Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice, in the form of a Notice of Conversion/Continuation, to the Administrative Agent (a) not later than 12:00 (noon), New York City time, one Business Day prior to conversion, to convert any SOFR Borrowing into an ABR Borrowing, (b) not later than 12:00 (noon), New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a SOFR Borrowing or to continue any SOFR Borrowing as a SOFR Borrowing for an additional Interest Period, and (c) not later than 12:00 (noon), New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any SOFR Borrowing to another permissible Interest Period, subject in each case to the following:

40 (i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing; (ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type; (iii) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; (iv) accrued interest on any SOFR Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion; (v) if any SOFR Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16; (vi) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a SOFR Borrowing; (vii) any portion of a SOFR Borrowing that cannot be converted into or continued as a SOFR Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing; and (viii) upon notice to the Borrower from the Administrative Agent (given at the written direction of the Required Lenders), after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a SOFR Loan. Each Notice of Conversion/Continuation pursuant to this Section shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a SOFR Borrowing or an ABR Borrowing, (iii) if such Notice of Conversion/Continuation requests a conversion, the date of such conversion (which shall be a Business Day), and (iv) if such Borrowing is to be converted to or continued as a SOFR Borrowing, the Interest Period with respect thereto. The Administrative Agent shall advise the Lenders of any Notice of Conversion/Continuation given pursuant to this Section and of each Lender’s portion of any converted or continued Borrowing. If the Borrower fails to specify an Interest Period for any SOFR Loan in any Notice of Conversion/Continuation, the Borrower shall be deemed to have selected an Interest Period of one month. If the Borrower shall not have given a Notice of Conversion/Continuation in accordance with this Section to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given a Notice of Conversion/Continuation in accordance with this Section to convert such Borrowing), such

41 Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued as a SOFR Loan with an Interest Period of one month. Section 2.11. Repayment of Term Borrowings. To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to the date of payment. All repayments pursuant to this Section shall be subject to Section 2.16, but shall otherwise be without premium or penalty. Section 2.12. Voluntary Prepayment. (a) Subject to Section 2.05(c), the Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days’ prior written notice to the Administrative Agent before 12:00 p.m. (noon), New York City time; provided that each partial prepayment shall be in an amount that is an integral multiple of $1,000,000 and not less than $2,500,000 (or if less, the outstanding principal amount of the Term Loans). (b) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein; provided that if such prepayment is for all of the then outstanding Loans, then the Borrower may revoke such notice at any time prior to the date for prepayment stated therein or extend the prepayment date by not more than five Business Days; provided, further, that the provisions of Section 2.16 shall apply with respect to any such revocation or extension. All prepayments under this Section shall be subject to Section 2.05(c) and Section 2.16, but otherwise without premium or penalty. All prepayments under this Section shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment. Section 2.13. Mandatory Prepayments. (a) Not later than the fifth Business Day following the receipt of Net Cash Proceeds in respect of any Asset Sale (other than any Asset Sale described in Section 6.05(b)(ii) or any Asset Sale permitted under Section 6.03 to the extent that such transaction could have been incurred under Section 6.01(d) or 6.01(e) in lieu thereof) or Casualty Event by any Loan Party or any subsidiary of a Loan Party in an aggregate amount exceeding $5,000,000 in any fiscal year, the Borrower shall apply 100% of the Net Cash Proceeds in excess of $5,000,000 received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(d). (b) In the event that any Loan Party or any subsidiary of a Loan Party shall receive Net Cash Proceeds from the issuance or incurrence of Indebtedness for money borrowed of any Loan Party or any subsidiary of a Loan Party (other than any cash proceeds from the issuance of Permitted Indebtedness), the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by such Loan Party or such subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(d). (c) The Borrower shall repay all outstanding Term Loans immediately upon the occurrence of a Change in Control; provided that the foregoing requirement shall not be construed to permit or waive any Default or Event of Default arising, directly or indirectly, from any such Change in Control.

42 (d) The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practical, at least three days’ (or such shorter period as may be agreed to by the Administrative Agent) prior written notice of such prepayment before 4:00 p.m. New York City time. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) being prepaid. All prepayments of Borrowings under this Section shall (1) be subject to Section 2.05(c) and Section 2.16, but shall otherwise be without premium or penalty, and (2) shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment. (e) Notwithstanding the foregoing, to the extent any or all of the Net Cash Proceeds in respect of any event described in the foregoing clause (a) above attributable to Foreign Subsidiaries are prohibited or delayed by any applicable local requirements of law from being repatriated to the Borrower or any Domestic Subsidiary, including through the repayment of intercompany Indebtedness (each, a “Repatriation”, with “Repatriated” and “Repatriate” having correlative meanings) (the Loan Parties hereby agreeing to use, and to cause the applicable Foreign Subsidiaries to use, commercially reasonable efforts to take promptly all actions reasonably required by such requirements of law to permit such Repatriation) or the Borrower has determined in good faith (in consultation with the Required Lenders) that the Repatriation of any of or all of such amounts would have material adverse tax consequences to the Borrower or its Subsidiaries, the portion of such prepayments so affected (such amount, the “Excluded Prepayment Amount”) will not be required to be applied to prepay the Loans at the times provided in this Section 2.13 and instead shall be available for any purposes not prohibited under this Agreement in the applicable jurisdiction; provided, if and to the extent any portion of such Excluded Prepayment Amount ceases to be prohibited or delayed by applicable local requirements of law or the Borrower has determined in good faith that it may repatriate such amount without incurring such material adverse tax consequences, the Loan Parties shall reasonably promptly Repatriate, or cause to be Repatriated, an amount equal to such portion of the Excluded Prepayment Amount, and the Loan Parties shall reasonably promptly pay such portion of the Excluded Prepayment Amount to the Lenders to be applied pursuant to clause (d) above. For the avoidance of doubt, the non-application of any Excluded Prepayment Amount pursuant to this Section 2.13(e) shall not constitute a Default or an Event of Default. (f) In the event that the Borrower has Excess Cash Flow during any Excess Cash Flow Period, no later than five Business Days after the last date on which the financial statements with respect to such Excess Cash Flow Period are, or are required to be, delivered pursuant to Section 5.04(a) (the “Excess Cash Flow Payment Date”), the Borrower shall, if the Annualized Recurring Revenue for such Excess Cash Flow Period is less than $350,000,000, prepay outstanding Term Loans in an aggregate principal amount equal the lesser of (i) (x) 30% of the Excess Cash Flow for such Excess Cash Flow Period minus (y) the amount of all voluntary prepayments of Term Loans made pursuant to Section 2.12 during such Excess Cash Flow Period and (ii) the remaining balance of Term Loans then outstanding. Notwithstanding the foregoing or anything to the contrary herein, no payment shall be required to be made pursuant to this Section 2.13(f) unless the amount of such payment would exceed $2,500,000.

43 (g) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made by the Borrower pursuant to Section 2.13(f) not later than 1:00 p.m. at least three Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed estimated calculation of the aggregate amount of such prepayment to be made by the Borrower. The Administrative Agent will promptly notify each Lender with outstanding Term Loans of the contents of the Borrower’s prepayment notice and of such Lender’s pro rata share of the prepayment. Each such Lender may (in its sole discretion) reject all of its pro rata share of such prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant Section 2.13(f) by providing written notice (a “Rejection Notice”) to the Administrative Agent no later than 1:00 p.m. one Business Day prior to the date of such prepayment (it being understood that any Lender which does not notify the Borrower and the Administrative Agent of its election to exercise such option at least one Business Day prior to the date of such prepayment shall be deemed to have elected not to have declined such prepayment). Any Declined Proceeds shall be retained by the Borrower. Section 2.14. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of or credit extended or participated in by any Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered; provided that such amounts shall only be payable by the Borrower to the applicable Lender or Recipient under this Section 2.14(a) so long as it is such Lender’s or Recipient’s general policy or practice to demand compensation in similar circumstances under comparable provisions of other financing agreements. (b) If any Lender shall have determined that any Change in Law affecting such Lender or any lending office of such Lender or such Person’s holding company, if any, regarding capital adequacy or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered; provided that such amounts shall only be payable by the Borrower to the applicable Lender or Recipient under this Section 2.14(b) so long as it is such Lender’s or Recipient’s general policy or practice to demand

44 compensation in similar circumstances under comparable provisions of other financing agreements. (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in clause (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate delivered by it within ten days after its receipt of the same. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be under any obligation to compensate any Lender under clause (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 180 days prior to such request if such Lender knew, or could reasonably have been expected to know, of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided, further, that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 180-day period. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed. Section 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any SOFR Loan or to give effect to its obligations as contemplated hereby with respect to any SOFR Loan, then, by written notice to the Borrower and to the Administrative Agent: (i) such Lender may declare that SOFR Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into SOFR Loans, whereupon any request for a SOFR Borrowing (or to convert an ABR Borrowing to a SOFR Borrowing or to continue a SOFR Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a SOFR Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and (ii) such Lender may require that all outstanding SOFR Loans made by it be converted to ABR Loans, in which event all such SOFR Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in clause (b) below. In the event any Lender shall exercise its rights under sub-clause (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the SOFR Loans that would have been made by such Lender or the converted SOFR Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such SOFR Loans.

45 (b) For purposes of this Section, a notice to the Borrower by any Lender shall be effective as to each SOFR Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such SOFR Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower. Section 2.16. Breakage. The Borrower shall indemnify each Lender and the Administrative Agent against any loss or expense that such Lender or the Administrative Agent may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any SOFR Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any SOFR Loan to an ABR Loan, or the conversion of the Interest Period with respect to any SOFR Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any SOFR Loan to be made by such Lender (including any SOFR Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender or the Administrative Agent, as applicable, of (i) its cost of obtaining funds for the SOFR Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender or the Administrative Agent setting forth any amount or amounts which such Lender or the Administrative Agent is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. Section 2.17. Pro Rata Treatment. Subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders, and as required under Section 2.15 and under Section 2.21, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each reduction of the Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole Dollar amount. Section 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of the Loans of any other Lender, it shall be deemed simultaneously to have purchased from such

46 other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender, so that the aggregate unpaid principal amount of the Loans and participations in Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided that (i) if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest, and (ii) the provisions of this Section shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender). The Borrower expressly consents to the foregoing arrangements and agree that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation. Section 2.19. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) under any Loan Document not later than 12:00 (noon), New York City time, on the date when due in immediately available Dollars, without setoff, defense or counterclaim. Payments received after such time may, in the Administrative Agent’s discretion, be deemed to have been received on the next succeeding Business Day. Each such payment shall be made to such account as the Administrative Agent may designate in writing. The Administrative Agent shall promptly distribute to each Lender any payments received by the Administrative Agent on behalf of such Lender. Payments by the Borrower under this Agreement shall, unless otherwise specified by the Borrower in writing to the Administrative Agent and, in each case, subject to the terms of this Agreement, be applied first, to any fees, costs, expenses or indemnities payable to the Administrative Agent, for its own account; second, to fees (including any Early Payment Fee) and other amounts (other than principal and interest) payable to the Lenders hereunder; third, to accrued and unpaid interest on the Loans; fourth, to the unpaid principal balance of the Loans; and fifth to all other amounts owing hereunder. (b) Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) under any Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable. Section 2.20. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such

47 Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) The Loan Parties shall jointly and severally indemnify each Recipient, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of another Recipient, shall be conclusive absent manifest error. (d) Each Lender shall severally indemnify the Administrative Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(f) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (d). (e) As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Required Lenders. (f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without

48 withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.20(f)(ii)(A), 2.20(f)(ii)(B) and 2.20(f)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, if the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed originals of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest with respect to interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a

49 “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or (iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Recipient under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

50 (g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of- pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such refund had never been paid. This clause shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.20, (iv) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, or (v) any Lender is a Defaulting Lender, then, in each case, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon written notice to such Lender and the Administrative Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (iv) above, all of its interests, rights and obligation with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification) to an Eligible Assignee that shall assume such assigned obligations and, with respect to clause (iv) above, shall consent to such requested amendment, waiver or other modification of any Loan Documents (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent if such assignee is not a Lender, an Affiliate of a Lender or a Related Fund of a Lender, which consent shall not unreasonably be withheld, conditioned or

51 delayed, and (z) the Borrower or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender, plus all Fees and other amounts accrued for the account of such Lender hereunder with respect thereto (including any amounts under Section 2.14, Section 2.16 and Section 2.20 and any amounts due under Section 2.05(c), with such assignment being deemed to be a voluntary prepayment for purposes of determining the applicability of Section 2.05(c), such amounts to be payable by the Borrower (provided that no such amounts pursuant to Section 2.05(c) shall be payable to any Defaulting Lender)); provided, further, that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s claim for compensation under Section 2.14, notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender pursuant to clause (b) below), or if such Lender shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification or shall cease to be a Defaulting Lender, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section. (b) If (i) any Lender shall request compensation under Section 2.14, (ii) any Lender delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender, pursuant to Section 2.20, then such Lender shall use reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) to (x) file any certificate or document reasonably requested in writing by the Borrower or (y) assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer. Section 2.22. Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

52 (ii) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.06 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions to the making of such Loans set forth in Article IV were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the applicable Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (b) If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with the applicable Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

53 ARTICLE III Representations and Warranties The Borrower represents and warrants to the Administrative Agent and each of the Lenders that: Section 3.01. Organization; Powers. Each of the Borrower and the Subsidiaries (a) is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder. Section 3.02. Authorization. The Transactions (a) have been duly authorized by all requisite corporate and, if required, stockholder or shareholder action and (b) will not (i) violate or conflict with (A) any provision of law, statute, rule or regulation, or of the Organizational Documents of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, material agreement or other material instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, material agreement or other material instrument, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents). Section 3.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is a party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms (except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally). Section 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) recordation of the Mortgages (if any) and (c) such as have been made or obtained and are in full force and effect.

54 Section 3.05. Financial Statements. The Borrower has heretofore furnished to the Lenders its consolidated balance sheets and related statements of income, stockholder’s equity and cash flows (a) as of and for the fiscal year ended January 31, 2025, audited by and accompanied by the opinion of Ernst & Young, LLP, independent public accountants, and (b) as of and for the fiscal quarter ended October 31, 2024, certified by a Financial Officer. Such financial statements present fairly in all material respects the financial condition and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis, subject, in the case of unaudited financial statements, to year-end audit adjustments and the absence of footnotes. Section 3.06. No Material Adverse Change. No event, change or condition has occurred that has had, or could reasonably be expected to have, a material adverse effect on the business, assets, liabilities, operations, financial condition or operating results of the Borrower and the Subsidiaries, taken as a whole, since January 31, 2025. Section 3.07. Title to Properties; Possession Under Leases. (a) Each of the Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all of its respective material properties and assets (including all Mortgaged Property), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Permitted Liens. (b) Each of the Borrower and the Subsidiaries has complied in all material respects with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of the Borrower and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases. Section 3.08. Subsidiaries. Schedule 3.08 to the Disclosure Letter sets forth as of the Closing Date a list of all Subsidiaries and the percentage ownership interest of the Borrower or such Subsidiary’s direct parent entity therein. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 to the Disclosure Letter are fully paid and non-assessable (to the extent such concepts are applicable) and are owned by the Borrower, directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents). Section 3.09. Litigation; Compliance With Laws. (a) Except as set forth on Schedule 3.09 to the Disclosure Letter, there are no actions, suits, proceedings or, to the knowledge of the Borrower, investigations at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any Subsidiary or any business, property or rights of any such Person (i) that involve any Loan Document or the Transactions or (ii) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (b) Since the date of this Agreement, there has been no change in the status of the matters disclosed on Schedule 3.09 to the Disclosure Letter that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

55 (c) None of the Borrower, any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, in each case of the foregoing, where such violation or default could reasonably be expected to result in a Material Adverse Effect. Section 3.10. Agreements. (a) None of the Borrower or any of the Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. (b) None of the Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect. Section 3.11. Federal Reserve Regulations. (a) None of the Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X. Section 3.12. Investment Company Act. None of the Borrower or any Subsidiary is required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended. Section 3.13. Use of Proceeds. The Borrower will use the proceeds of the Loans only for the purposes specified in the introductory statement to this Agreement. Section 3.14. Tax Returns. Each of the Borrower and the Subsidiaries has filed or caused to be filed all Federal and state income tax returns and all other material local and foreign tax returns or reports required to have been filed by it (other than such tax returns or reports for which any such entity has obtained or exercised a right to extension of the deadline for filing) and has paid or caused to be paid all Federal and state income taxes and other taxes due and payable by it and all assessments received by it, except for (a) taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, shall have set aside on its books adequate reserves or (b) taxes in an aggregate outstanding amount not in excess of $1,000,000 . Section 3.15. No Material Misstatements. No information, report, financial statement, exhibit or schedule furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered

56 pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading at the time such information, report, financial statement, exhibit or schedule was or is furnished by the Borrower; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized assumptions (based upon accounting principles consistent with the historical audited financial statements of the Borrower) believed to be reasonable at the time such information, report, financial statement, exhibit or schedule was furnished (it being understood and agreed that financial projections are not to be viewed as facts and are not a guarantee of financial performance and actual results may differ from financial projections and such differences may be material). Section 3.16. Employee Benefit Plans. (a) Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Borrower or any of its ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87, as amended) did not, as of the last annual valuation date applicable thereto, exceed by more than $5,000,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87, as amended) did not, as of the last annual valuation dates applicable thereto, exceed by more than $5,000,000 the fair market value of the assets of all such underfunded Plans. (b) Each Foreign Pension Plan is in compliance in all material respects with all Requirements of Law applicable thereto and the respective requirements of the governing documents for such plan. With respect to each Foreign Pension Plan, none of the Borrower, its Affiliates or any of their respective directors, officers, employees or agents has engaged in a transaction which would subject the Borrower or any Subsidiary, directly or indirectly, to a tax or civil penalty which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities with respect to such Foreign Pension Plans could not reasonably be expected to result in a Material Adverse Effect; the present value of the aggregate accumulated benefit liabilities of all such Foreign Pension Plans (based on those assumptions used to fund each such Foreign Pension Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $5,000,000 the fair market value of the assets of all such Foreign Pension Plans. Section 3.17. Environmental Matters. (a) Except as set forth on Schedule 3.17 to the Disclosure Letter and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Borrower or

57 any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. (b) Since the date of this Agreement, there has been no change in the status of the matters disclosed on Schedule 3.17 to the Disclosure Letter that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect. Section 3.18. Insurance. Schedule 3.18 to the Disclosure Letter sets forth a true, complete and correct description of all insurance policies maintained by the Borrower, or by the Borrower for the Subsidiaries, as of the Closing Date. As of the Closing Date, such insurance is in full force and effect and all premiums have been duly paid. Each of the Borrower and the Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice for similarly situated Persons. Section 3.19. Security Documents. (a) The Guarantee and Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and the proceeds thereof and (i) when the Pledged Collateral (as defined in the Guarantee and Collateral Agreement) is delivered to the Administrative Agent, the Lien created under the Guarantee and Collateral Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Collateral, in each case prior and superior in right to any other Person (subject to Permitted Prior Liens), and (ii) when financing statements in appropriate form are filed in the offices specified on Schedule 3.19 to the Disclosure Letter, the Lien created under the Guarantee and Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral (other than Intellectual Property and deposit accounts) to the extent such Lien may be perfected by the filing of financing statements, in each case prior and superior in right to any other Person, other than with respect to Permitted Prior Liens. (b) Upon the recordation of the Guarantee and Collateral Agreement (or a short-form security agreement in form and substance reasonably satisfactory to the Borrower and the Required Lenders) with the United States Patent and Trademark Office and the United States Copyright Office, together with the financing statements in appropriate form filed in the offices specified on Schedule 3.19 to the Disclosure Letter, the Lien created under the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right to any other Person other than with respect to Permitted Prior Liens (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the date hereof). Section 3.20. Location of Real Property and Leased Premises.

58 (a) Schedule 3.20(a) to the Disclosure Letter lists completely and correctly as of the Closing Date all real property owned by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries own in fee all the real property set forth on Schedule 3.20(a) to the Disclosure Letter. (b) Schedule 3.20(b) to the Disclosure Letter lists completely and correctly as of the Closing Date all real property leased by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries have valid leases in all the real property set forth on Schedule 3.20(b) to the Disclosure Letter. Section 3.21. Labor Matters. As of the Closing Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened in writing. The hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act, Working Time Regulations 1998, the Employment Rights Act 1996, the National Minimum Wage Act 1998 or any other applicable Federal, state, local or foreign law dealing with such matters. All material payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages or other renumeration and employee health and welfare, insurance, PAYE, national insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound. Section 3.22. Solvency. Immediately after the consummation of the Transactions to occur on the Closing Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan, (a) the fair value of the assets of the Loan Parties, taken as a whole on a going concern basis, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties, taken as a whole on a going concern basis, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date. Section 3.23. Sanctioned Persons. None of the Borrower or any Subsidiary or, to the knowledge of the Borrower, any director, officer, agent, or employee of the Borrower or any Subsidiary is a Sanctioned Person; and the Borrower, the Subsidiaries and their respective directors, officers and employees and, to the knowledge of the Borrower, the agents of the Borrower and the Subsidiaries, are in compliance with all applicable Sanctions in all material respects. The Borrower will not directly or indirectly use the proceeds of the Loans or otherwise make available such proceeds to any Person (i) to finance any activities or business of or with any Person, or in any country or territory, that, at the time of such financing, is a Sanctioned Person or

59 a Sanctioned Country, or (ii) in any other manner that could reasonably be expected to result in a violation of Sanctions by any Person. Section 3.24. Foreign Corrupt Practices Act. Each of the Borrower and the Subsidiaries and their respective directors, officers, agents, employees and any Person acting for or on behalf of the Borrower or any Subsidiary, has complied in all material respects with, and will comply in all material respects with, the U.S. Foreign Corrupt Practices Act, as amended from time to time (the “FCPA”), and any other applicable anti-bribery or anti-corruption law, and it and they have not made, offered, promised or authorized, and will not make, offer, promise or authorize, whether directly or indirectly, any payment, of anything of value to a Government Official while knowing or having a reasonable belief that all or some portion will be used for the purpose of: (a) influencing any act, decision or failure to act by a Government Official in his or her official capacity, (b) inducing a Government Official to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity or (c) securing an improper advantage, in each case in order to obtain, retain or direct business. ARTICLE IV Conditions of Lending The obligations of the Lenders to make Loans hereunder are subject to the satisfaction of the following conditions: Section 4.01. All Borrowings. On the date of each Borrowing (other than a conversion or a continuation of a Borrowing): (a) The Administrative Agent shall have received a Borrowing Request as required by Section 2.03. (b) The representations and warranties set forth in Article III and in each other Loan Document shall be true and correct in all material respects as of the date of such Borrowing with the same effect as though made as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date. (c) At the time of and immediately after such Borrowing, no Default or Event of Default shall have occurred and be continuing. Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in clauses (b) and (c) of this Section. Section 4.02. First Borrowing. On the Closing Date: (a) The Administrative Agent and the Lenders shall have received a favorable written opinion of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Loan Parties, in form and substance reasonably satisfactory to the Required Lenders.

60 (b) All legal matters incident to this Agreement, the Borrowings and extensions of credit hereunder and the other Loan Documents shall be satisfactory to the Lenders and the Administrative Agent. (c) The Lenders shall have received (i) a copy of the certificate or articles of incorporation or formation (or the equivalent thereof), including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State (or equivalent government officer) of the state of its organization, and a certificate as to the good standing or equivalent status of each Loan Party (where that concept is applicable), as of a recent date, from such Secretary of State (or equivalent government officer); (ii) a certificate of the Secretary, Assistant Secretary or other relevant officers or directors of each Loan Party, in each case, dated the Closing Date and certifying, (A) that attached thereto is a true and complete copy of the by-laws, limited liability company agreement or equivalent organizational documents, as applicable, of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers, sole member or other equivalent governing body of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary (or other relevant officers or directors) executing the certificate pursuant to sub-clause (ii) above; and (iv) such other documents as the Lenders may reasonably request. (d) The Administrative Agent and the Lenders shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower confirming compliance with the conditions precedent set forth in clauses (b) and (c) of Section 4.01. (e) The Administrative Agent and the Lenders shall have received all Fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced at least one Business Day prior to the Closing Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under any Loan Document. (f) The Security Documents shall have been duly executed by each Loan Party that is to be a party thereto and shall be in full force and effect on the Closing Date. The Administrative Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document. (g) The Administrative Agent and the Lenders shall have received a Perfection Certificate with respect to the Loan Parties dated the Closing Date and duly executed by a Responsible Officer of the Borrower, and shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such Persons, as indicated on such Perfection Certificate, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Required Lenders that the Liens indicated in any

61 such financing statement (or similar document) would be expressly permitted under Section 6.02 or have been or will be contemporaneously released or terminated. (h) The Administrative Agent and the Lenders shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.02 and the applicable provisions of the Security Documents, each of which (i) shall be reasonably acceptable to the Required Lenders and (ii) shall be endorsed or otherwise amended to include a customary lender’s loss payable endorsement or to name the Administrative Agent as additional insured, as applicable, in form and substance reasonably satisfactory to the Required Lenders. (i) All principal, premium, if any, interest, fees and other amounts due or outstanding under the Existing Debt (other than contingent reimbursement or indemnification obligations for which no claim has been asserted) shall have been paid in full, the commitments thereunder terminated and all guarantees and security in support thereof discharged and released, and the Lenders shall have received reasonably satisfactory evidence thereof. Immediately after giving effect to the Transactions and the other transactions contemplated hereby, the Borrower and the Subsidiaries shall have outstanding no Indebtedness for borrowed money with a principal amount, individually or in the aggregate, exceeding $250,000 other than (a) Indebtedness outstanding under this Agreement and (b) Indebtedness set forth on Schedule 6.01 to the Disclosure Letter. (j) The Lenders shall have received the financial statements and opinion referred to in Section 3.05, none of which shall demonstrate a material adverse change in the financial condition of the Borrower from (and shall not otherwise be materially inconsistent with) the financial statements or forecasts previously provided to the Lenders. (k) The Administrative Agent and the Lenders shall have received a certificate from a Financial Officer of the Borrower certifying that each of the Loan Parties, after giving effect to the Transactions to occur on the Closing Date, is solvent. (l) All requisite Governmental Authorities and third parties shall have approved or consented to the Transactions to the extent required, all applicable appeal periods shall have expired and there shall not be any pending or threatened (in writing) litigation, governmental, administrative or judicial action that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions. (m) The Administrative Agent and the Lenders shall have received, to the extent requested, at least five Business Days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti- money laundering rules and regulations, including the USA PATRIOT Act. Each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 4.02 to be consented to or approved by or acceptable or satisfactory, as applicable, to the Administrative Agent or such Lender, as the case may be, unless such Lender has notified the Administrative Agent in writing of any disagreement prior to the Closing Date.

62 Section 4.03. Delayed Draw Term Loan and Discretionary Delayed Draw Term Loan Borrowings. On any Delayed Draw Advance Date or Discretionary Delayed Draw Advance Date, as applicable: (a) The Borrower shall be in Pro Forma Compliance with Sections 6.10 and 6.11 and the Total Net Leverage Ratio shall not exceed 3:00 to 1:00 as of the last day of the most recently ended Test Period, in each case, after giving Pro Forma Effect to the incurrence of the proposed Delayed Draw Term Loans or Discretionary Delayed Draw Term Loans, as applicable, and the use of proceeds thereof (without netting any such proceeds); (b) To the extent that such Delayed Draw Term Loans or Discretionary Delayed Draw Term Loans are intended to be used to fund a Permitted Acquisition, the Lenders shall have received substantially final draft acquisition documents at least five Business Days prior to the earlier of the execution of such acquisition documents and the funding of such Delayed Draw Term Loans or Discretionary Delayed Draw Term Loans; (c) With respect to Discretionary Delayed Draw Term Loans, the Borrower shall have delivered to the Lenders, at least 10 days prior to such Discretionary Delayed Draw Advance Date, written notice of the proposed Borrowing and a written request that the Lenders confirm their willingness to make a Discretionary Delayed Draw Term Loan to the Borrower, a description of the use of proceeds of the Discretionary Delayed Draw Term Loans and all financial information, certificates and other information reasonably requested by the Lenders in support thereof. (d) With respect to Discretionary Delayed Draw Term Loans, the Lenders (in their sole discretion) shall have delivered a Discretionary Delayed Draw Confirmation to the Borrower and the Administrative Agent in accordance with Section 2.01(c). (e) The Administrative Agent and the Lenders shall have received a certificate, dated the applicable Delayed Draw Advance Date or Discretionary Delayed Draw Advance Date and signed by a Financial Officer of the Borrower confirming compliance with the conditions precedent set forth in clauses (b) and (c) of Section 4.01 and in clause (a) of this Section 4.03 and containing reasonably detailed calculations in support thereof. (f) The Administrative Agent and the Lenders shall have received all Fees and other amounts due and payable on or prior to the Delayed Draw Advance Date or Discretionary Delayed Draw Advance Date, as applicable, including, to the extent invoiced at least one Business Day prior to the Delayed Draw Advance Date or Discretionary Delayed Draw Advance Date, as applicable, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under any Loan Document. ARTICLE V Affirmative Covenants The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document (other than contingent indemnification or reimbursement obligations for which no claim has been

63 asserted) shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower shall, and shall cause each of the Subsidiaries to: Section 5.01. Existence; Compliance with Laws; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted by Section 6.05. (b) Except, in each case, to the extent that any failure to do so could not reasonably be expected to result in a Material Adverse Effect, do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names used in the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property used in the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times. (c) Comply with all Contractual Obligations and Requirements of Law (including ERISA, the USA PATRIOT Act, the FCPA and all applicable Environmental Laws), except to the extent that failure to comply therewith (other than in the case of the USA PATRIOT Act or the FCPA) could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect. (d) Obtain all consents, authorizations, approvals, orders, licenses, franchises, permits, certificates, accreditations, registrations, filings and notices, of, issued by, from or to, or other act by or in respect of, any Governmental Authority, necessary for the performance by each Loan Party under the Loan Documents to which it is a party and the perfection of the security interests granted to the Administrative Agent under the Security Documents. Section 5.02. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law. (b) Cause (or in the case of Yext Limited, use commercially reasonable efforts to cause) all such policies covering any Collateral to (in each case, unless otherwise agreed to by the Required Lenders in their sole discretion) (i) in the case of each general liability insurance policy, name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder, (ii) in the case of each casualty insurance policy, contain a lender’s loss payable clause or mortgagee endorsement that names the Administrative Agent, on behalf of the Secured Parties, as the lender’s loss payee or mortgagee thereunder and (iii) be endorsed or otherwise amended to provide that, from and after the Closing Date, if the insurance carrier shall have received written

64 notice from the Administrative Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or any other Loan Party under such policies directly to the Administrative Agent, in each case, in form and substance reasonably satisfactory to the Required Lenders; provided that the Borrower shall use commercially reasonable efforts to cause each such policy to provide that it shall not be canceled, modified or not renewed (x) by reason of nonpayment of premium upon not less than ten days’ prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (y) for any other reason upon not less than 30 days’ prior written notice thereof by the insurer to the Administrative Agent; provided, further, that the Borrower shall deliver to the Administrative Agent prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent) together with evidence satisfactory to the Administrative Agent of payment of the premium therefor. (c) If at any time the area in which the Premises (as defined in the Mortgages) with respect to any Mortgaged Property are located is designated (i) a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time require. (d) With respect to any Mortgaged Property, carry and maintain comprehensive general liability insurance including the “broad form CGL endorsement” and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than that which is customary for companies in the same or similar businesses operating in the same or similar locations, naming the Administrative Agent as an additional insured, on forms reasonably satisfactory to the Administrative Agent. (e) Notify the Administrative Agent in writing promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section is taken out by any Loan Party; and promptly deliver to the Administrative Agent a duplicate original copy of such policy or policies. Section 5.03. Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default; provided that such payment and discharge shall not be required with respect to any such tax, assessment, charge or levy so long as (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings and such Person shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and, in the case of a Mortgaged Property, there is no risk of forfeiture of such property or (b) the amount of any such taxes, assessments, governmental charges or levies not being contested does not exceed $1,000,000.

65 Section 5.04. Financial Statements, Reports, Etc. In the case of the Borrower, furnish to the Administrative Agent, which shall furnish to each Lender: (a) on or before the date on which such financial statements are required to be filed with the Securities and Exchange Commission after the end of each fiscal year (and in any event, not later than the date that is 90 days (or 15 days thereafter if the Borrower has timely filed a Form 12b-25 (or any successor form)) after the end of each such fiscal year of the Borrower), its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows of the Borrower and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by Ernst & Young, LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall not include (i) an explanatory paragraph expressing substantial doubt about the ability of the Borrower and its consolidated Subsidiaries to continue as a going concern, except to the extent due to the impending maturity of the Obligations or any anticipated inability to satisfy the financial covenants set forth in Section 6.10 and Section 6.11 or (ii) any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, together with a customary “management discussion and analysis” provision; (b) on or before the date on which such financial statements are required to be filed with the Securities and Exchange Commission after each of the first three fiscal quarters of each fiscal year (and in any event, not later than the date that is 45 days (or five days thereafter if the Borrower has timely filed a Form 12b-25 (or any successor form)) after the end of each such fiscal quarter of the Borrower), its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows of the Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then-elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to the absence of footnotes and normal year-end audit adjustments, together with a customary “management discussion and analysis” provision; (c) within 45 days after the end of each fiscal month (other than a month that is also the last month of a fiscal quarter), its consolidated balance sheet and related statements of income of the Borrower and its consolidated Subsidiaries during such month and the then-elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to the absence of footnotes and normal year-end audit adjustments; (d) concurrently with any delivery of financial statements under clause (a), (b) or (c) above, a certificate of a Financial Officer of the Borrower in the form of Exhibit G (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has

66 occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth evidence reasonably satisfactory to the Required Lenders demonstrating compliance with the covenants contained in Section 6.10 and, with respect to the financial statements delivered in connection with clause (a) or (b) above only, Section 6.11 and, in the case of a certificate delivered with the financial statements required by clause (a) above, setting forth the Borrower’s calculation of Excess Cash Flow; (e) within 60 days after the beginning of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget; (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of the Securities and Exchange Commission, or with any national or foreign securities exchange, or distributed to all of its shareholders (in their capacities as such), as the case may be; (g) promptly after the receipt thereof by the Borrower or any Subsidiary, a copy of any “management letter” received by any such Person from its certified public accountants and the management’s response thereto; (h) promptly upon the reasonable written request of any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and (i) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request. Information and documents required to be delivered pursuant to Section 5.04(a), Section 5.04(b) and Section 5.04(f) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such information, or provides a link thereto on the Borrower’s website on the Internet on the investor relations page at https://investors.yext.com (or any successor page) or at http://www.sec.gov or (ii) on which such information and documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Lenders and the Administrative Agent have been granted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent). Section 5.05. Litigation and Other Notices. Furnish to the Administrative Agent for distribution to each Lender prompt written notice upon obtaining knowledge of any of the following:

67 (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto; (b) the filing or commencement of, any written threat or notice of intention of any Person to file or commence, or any judgment, ruling, substantive order or settlement with respect to, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Subsidiary thereof that (i) involves any Loan Document or the Transactions or (ii) could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount that could reasonably be expected to exceed $5,000,000; (d) the discovery or Release to the environment of Hazardous Materials or occurrence of violations of Environmental Law, including receipt of written claims or notices of potential liability therefor, that in any such case could reasonably be expected to result in losses, expenses, fines or penalties asserted against or payable by the Borrower or any of the Subsidiaries in an aggregate amount that could reasonably be expected to exceed $5,000,000; and (e) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect. Section 5.06. Information Regarding Collateral. (a) Furnish to the Administrative Agent at least 10 Business Days’ prior written notice of any change (i) in any Loan Party’s corporate name, (ii) in the jurisdiction of organization, incorporation or formation of any Loan Party, (iii) in any Loan Party’s organizational type or (iv) in any Loan Party’s Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent in writing if any material portion of the Collateral is damaged or destroyed. (b) In the case of the Borrower, each year, at the time of delivery of the annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a), deliver to the Administrative Agent a certificate of a Financial Officer setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section. Section 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which, full, true and correct entries in conformity with GAAP and all Requirements of Law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of such Person at reasonable times and upon reasonable prior written notice during normal business hours and as often as reasonably requested (provided that

68 absent the existence of an Event of Default, the rights provided in this sentence shall be limited to once per fiscal year of the Borrower) and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of such Person with the officers thereof and independent accountants therefor. Section 5.08. Use of Proceeds. Use the proceeds of the Loans only for the purposes specified in the introductory statement to this Agreement. Section 5.09. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and the laws applicable to any Foreign Pension Plan and (b) furnish to the Administrative Agent as soon as possible after, and in any event within ten days after any responsible officer of the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Borrower or any ERISA Affiliate in an aggregate amount exceeding $5,000,000, a statement of a Financial Officer of the Borrower setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto. Section 5.10. Compliance with Environmental Laws. Comply, and cause all lessees and other Persons occupying its properties to comply, with all Environmental Laws applicable to its operations and properties, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect; obtain and renew all material permits necessary for its operations and properties under Environmental Laws; and conduct in accordance with Environmental Laws any remedial action agreed to be undertaken by the Borrower or any of the Subsidiaries, or otherwise required to be undertaken pursuant to Environmental Law; provided that neither the Borrower nor any Subsidiary shall be required to undertake any remedial action required by Environmental Laws to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. Section 5.11. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust (in the case of such mortgages or deeds of trust, solely with respect to Material Real Property) and any equivalent thereof) that may be required under applicable law (including with respect to any Foreign Subsidiary that is a Loan Party, the applicable law of the jurisdiction of organization or formation of such Foreign Subsidiary), that the Required Lenders or the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. (b) Cause (i) any subsequently acquired, organized or incorporated Material Subsidiary and (ii) any Immaterial Subsidiary that has been, or is required to be, designated as a Material Subsidiary, excluding, in each case, any Excluded Subsidiary, within 30 days (or such longer

69 period as shall be acceptable to the Required Lenders in their reasonable discretion) following the date of such acquisition, organization, incorporation or designation, as applicable, to become a Loan Party by executing the Guarantee and Collateral Agreement (or a joinder thereto reasonably acceptable to the Required Lenders) and each applicable Security Document (including, with respect to any Foreign Subsidiary that is a Loan Party, any applicable security agreement, mortgage (solely with respect to Material Real Property) or other instrument and document under the jurisdiction of organization, incorporation or formation of such Foreign Subsidiary, as reasonably requested by the Required Lenders) in favor of the Administrative Agent. In addition, from time to time, the Borrower and the Material Subsidiaries (other than Excluded Subsidiaries) will, at their cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests (or the equivalent thereof outside the U.S.) with respect to such of their assets and properties (other than with respect to any Excluded Assets) as the Administrative Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrower and the Material Subsidiaries (other than Excluded Subsidiaries), including Material Real Property and other properties acquired subsequent to the Closing Date). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages (solely with respect to Material Real Property), deeds of trust and other instruments and documents in form and substance satisfactory to the Required Lenders, and the Borrower or the Material Subsidiaries (other than Excluded Subsidiaries), as the case may be, shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Administrative Agent or the Required Lenders shall reasonably request to evidence compliance with this Section. The Borrower agrees to provide such evidence as the Administrative Agent and the Required Lenders shall reasonably request as to the perfection and priority status (or, in each case, the equivalent thereof outside the U.S.) of each such security interest and Lien. In furtherance of the foregoing, the Borrower will give prompt notice to the Administrative Agent of the acquisition by the Borrower or any Material Subsidiary of any Material Real Property (or any ownership interest in Material Real Property). For the avoidance of doubt, no mortgages or similar filings shall be required with respect to any real property that does not constitute Material Real Property. Section 5.12. Post-Closing Requirements. Satisfy, and cause each other Loan Party to satisfy, the requirements, if any, set forth on Schedule 5.12 to the Disclosure Letter in the time periods set forth in such Schedule (or such longer period as may be agreed by the Required Lenders in their sole discretion). The parties acknowledge and agree that notwithstanding anything herein to the contrary, all conditions, representations, warranties and covenants of the Loan Documents with respect to the taking of such actions or which are predicated on the taking of such actions are qualified by the noncompletion of such actions until such time as they are completed or required to be completed in accordance with this Section 5.12. Section 5.13. Lender Calls. Within fifteen Business Days (or such later date as reasonably agreed by the Borrower and the Required Lenders) after the date on which financial statements are delivered or required to be delivered pursuant to Section 5.04(a) or Section 5.04(b), conduct quarterly conference calls with the Lenders (at such times during regular business hours as reasonably agreed by the Borrower and the Required Lenders) at which a Financial Officer of the Borrower shall discuss operating performance, key performance metrics and such other matters as the Lenders may reasonably request.

70 ARTICLE VI Negative Covenants The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document (other than contingent indemnification or reimbursement obligations for which no claim has been asserted) have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower shall not, nor shall it cause or permit any of the Subsidiaries to: Section 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except the Indebtedness described below (collectively, the “Permitted Indebtedness”): (a) Indebtedness existing on the date hereof and set forth on Schedule 6.01(a) to the Disclosure Letter and any extensions, renewals, refinancings or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased (except by the amount of any accrued and unpaid interest thereon and any customary fees, premiums or other amounts incurred in connection with the extension, renewal, refinancing or replacement thereof), neither the final maturity nor the weighted average life to maturity of such Indebtedness is shortened or decreased, as applicable, such Indebtedness, if subordinated to the Obligations, remains so subordinated on terms no less favorable to the Lenders than the original Indebtedness being extended, renewed, refinanced or replaced, and the original obligors in respect of such Indebtedness remain the only obligors thereon; (b) Indebtedness created hereunder and under the other Loan Documents; (c) intercompany Indebtedness of the Borrower and the Subsidiaries to the extent permitted by Section 6.04(c) so long as any such Indebtedness owed by a Loan Party to a non- Loan Party is subordinated to the Obligations pursuant to an Affiliate Subordination Agreement; (d) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (d), when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(e), shall not exceed $10,000,000 at any time outstanding; (e) Capital Lease Obligations in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(d), not in excess of $10,000,000 at any time outstanding; (f) Indebtedness under performance, surety, bid, statutory and appeal bonds and completion guaranties, in each case, incurred in the ordinary course of business;

71 (g) Indebtedness consisting of reimbursement obligations in respect of drawn letters of credit, bank guarantees or bankers’ acceptances in the ordinary course of business, in an aggregate principal amount not exceeding $20,000,000 at any time outstanding; (h) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary, (ii) immediately before and after such Person becomes a Subsidiary, no Default or Event of Default shall have occurred and be continuing, and (iii) the aggregate principal amount of Indebtedness permitted by this clause (h) shall not exceed $5,000,000 at any time outstanding; (i) unsecured Indebtedness consisting of deferred obligations (including purchase price holdbacks, indemnities, deferred purchase price, earn-outs, milestone payments and similar obligations) incurred in connection with any Permitted Acquisition or other acquisitions permitted pursuant to Section 6.04; (j) [reserved]; (k) Indebtedness incurred in connection with bank product services or facilities, including: (i) credit cards, (ii) credit card processing services, (iii) debit cards, (iv) stored value cards or commercial cards (including so-called “purchase cards”, “procurement cards” or “p- cards”), (v) ACH transactions or (vi) Cash Management Services, including controlled disbursement, accounts or services; (l) (i) Indebtedness arising from the honoring of a check, draft or similar instrument against insufficient funds or from the endorsement of instruments for collection in the ordinary course of business and (ii) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business; (m) to the extent constituting Indebtedness, obligations for taxes, assessments, municipal or other governmental charges which are either (i) not yet due and payable or (ii) being contested in good faith and for which the Borrower maintains adequate reserves on its books; (n) Indebtedness under Hedging Agreements incurred for the bona fide purpose of hedging interest rate, commodity or foreign currency risks and not for speculative purposes; (o) Indebtedness owed to any party providing workers’ compensation, health, disability or other employee benefits or property, casualty, liability or other insurance to the Borrower or any of the Subsidiaries to defer the costs of such insurance for the year in which such Indebtedness is incurred, so long as the amount of such Indebtedness is not in excess of the amounts of the unpaid costs and such Indebtedness is outstanding only during such year; (p) Guarantees of Indebtedness of the Borrower or any Subsidiary to the extent such Indebtedness is permitted hereunder (other than by reference to this clause (p)) (q) to the extent constituting Indebtedness, customer deposits and advance payments received in the ordinary course of business from customers for goods or services purchased in the ordinary course of business;

72 (r) Subordinated Debt; (s) Indebtedness payable solely in shares of Qualified Capital Stock of the Borrower and cash in lieu of the issuance of fractional shares in connection therewith; and (t) other unsecured Indebtedness of the Borrower or the Subsidiaries in an aggregate principal amount not exceeding the greater of (i) $7,500,000 and (ii) 15% of Consolidated EBITDA of the Borrower and its Subsidiaries as of the most recently ended Test Period at any time outstanding. Section 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any Person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except: (a) Liens on property or assets of the Borrower and its Subsidiaries existing on the date hereof and set forth on Schedule 6.02(a) to the Disclosure Letter; provided that such Liens shall secure only those obligations that they secure on the date hereof and extensions, renewals or replacements thereof permitted hereunder; (b) any Lien created under the Loan Documents; (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or assets of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary, as the case may be; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, (ii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary (other than any accessions, additions or improvements to the property initially subject to such Lien and any proceeds thereof) and (iii) such Lien secures only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be (and any extensions, renewals, refinancings or replacements of such obligations to the extent the principal amount of such obligations is not increased (except by the amount of any accrued and unpaid interest thereon and any customary fees, premiums or other amounts incurred in connection with the extension, renewal, refinancing or replacement thereof)), as the case may be; (d) Liens for taxes, fees, assessments or other governmental charges or levies not yet due and payable or which are being contested in compliance with Section 5.03; (e) carriers’, landlords’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not yet due and payable or which are being contested in good faith; (f) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations; (g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and

73 appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; (i) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by Section 6.01, (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 180 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed the cost of such real property, improvements or equipment at the time of such acquisition (or construction), and (iv) such security interests apply only to the assets financed (or to any accessions, additions or improvements thereto and any proceeds thereof) and do not apply to any other property or assets of the Borrower or any Subsidiary; (j) judgment Liens securing judgments not constituting an Event of Default under Article VII; (k) Liens on deposits or cash collateral to secure repayment obligations permitted under Section 6.01(g), Section 6.01(k) or Section 6.01(o); (l) Liens on the assets of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Liens exist at the time such Person becomes a Subsidiary and are not created in contemplation of or in connection with such Person becoming a Subsidiary, (ii) immediately before and after such Person becomes a Subsidiary, no Default or Event of Default shall have occurred and be continuing; (iii) such Liens do not extend to any assets other than those of such Person, and (iv) any applicable Indebtedness secured by such Lien is permitted under Section 6.01(h); (m) Liens arising from the filing of financing statements (i) solely as a precautionary measure in connection with operating leases or (ii) in connection with Capital Lease Obligations permitted under Section 6.01(e); (n) Liens in favor of financial institutions arising in connection with the Borrower or any Subsidiary’s deposit or securities accounts held at such institutions, provided that the Administrative Agent has a first priority perfected security interest perfected by control in the amounts held in such deposit or securities accounts, in each case, to the extent required by the terms of this Agreement or any other Loan Document; (o) leases or subleases of real property granted in the ordinary course of business, and leases, subleases and licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of business and non-exclusive licenses or sublicenses of Intellectual Property granted in the ordinary course of business;

74 (p) Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (q) Liens solely on any cash earnest money deposits made by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition or other Investment permitted under Section 6.04; (r) Liens securing obligations under Hedging Agreements permitted by Section 6.01(n); and (s) other Liens securing liabilities permitted hereunder in an aggregate amount not to exceed the greater of (i) $5,000,000 and (ii) 10% of Consolidated EBITDA of the Borrower and its Subsidiaries as of the most recently ended Test Period at any time outstanding. Section 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter the Borrower or any Subsidiary shall rent or lease such property or other property which the Borrower or such Subsidiary (or any Affiliate thereof) intends to use for substantially the same purpose or purposes as the property being sold or transferred unless (a) the sale or transfer of such property is permitted by Section 6.05 and (b) any Capital Lease Obligations or Liens arising in connection therewith are permitted by Sections 6.01 and 6.02, as the case may be. Section 6.04. Investments, Loans and Advances. Purchase, hold or acquire any Investment, except: (a) (i) Investments existing on the date hereof and set forth on Schedule 6.04(a) to the Disclosure Letter, (ii) Investments by the Borrower and the Subsidiaries existing on the date hereof in the Equity Interests of the Subsidiaries and (iii) additional Investments by the Borrower and the Subsidiaries in the Equity Interests of the Subsidiaries; provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Guarantee and Collateral Agreement to the extent required thereby, (B) the aggregate amount of Investments by Loan Parties in, and to, Subsidiaries that are not Loan Parties pursuant to this Section 6.04(a)(iii), when combined with the aggregate amount of Investments by Loan Parties in, and to, Subsidiaries that are not Loan Parties pursuant to Section 6.04(c) (in each case, determined without regard to any write-downs or write-offs of such Investments) shall not exceed the greater of (i) $5,000,000 and (ii) 10% of Consolidated EBITDA of the Borrower and its Subsidiaries as of the most recently ended Test Period at any time outstanding; provided, further, that both before and after giving effect to any such Investments to Subsidiaries that are not Loan Parties, no Default or Event of Default shall have occurred and be continuing; (b) Cash Equivalents; (c) intercompany loans and advances made by the Borrower to any Subsidiary or made by any Subsidiary to the Borrower or any other Subsidiary; provided that (i) any such loans and advances made by a Loan Party to a Subsidiary that is not a Loan Party shall be evidenced by a promissory note pledged to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to the Guarantee and Collateral Agreement, (ii) such loans and advances shall be

75 unsecured, (iii) any such loans and advances made by a Subsidiary that is not a Loan Party to a Loan Party shall be subordinated to the Obligations pursuant to an Affiliate Subordination Agreement, and (iv) the outstanding amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties pursuant to this Section 6.04(c), when combined with the aggregate amount of outstanding Investments by Loan Parties in, and to, Subsidiaries that are not Loan Parties pursuant to Section 6.04(a)(iii) (in each case, determined without regard to any write- downs or write-offs of such Investments) shall not exceed the amount set forth in Section 6.04(a)(iii)(B); (d) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; (e) the Borrower or any Subsidiary may acquire all or substantially all the assets of a Person or line of business of such Person, or not less than 100% of the Equity Interests (other than directors’ qualifying shares or other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) of a Person (referred to herein as the “Acquired Entity”); provided that (i) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, the Borrower or any Subsidiary; (ii) the Acquired Entity shall be in a similar, complementary or incidental line of business (or any reasonable extension thereof) as that of the Borrower and the Subsidiaries as conducted during the current and most recent calendar year or a business reasonably related thereto; (iii) such acquisition shall have been approved by the board of directors (or equivalent governing body) and, if applicable, the equityholders holding voting Equity Interests, of the Acquired Entity; (iv) at the time of such transaction (A) both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and (B) the Total Net Leverage Ratio for the most recently ended Test Period, determined on a Pro Forma Basis after giving effect to such acquisition and any related transactions, shall not exceed 3:00 to 1:00; (v) if the total consideration paid in connection with such acquisition (including any Indebtedness of the Acquired Entity that is unpaid or assumed by the Borrower or any Subsidiary following such acquisition, any seller notes and any payments following such acquisition pursuant to earn-out provisions or similar obligations) would reasonably be expected to exceed $50,000,000, then the Borrower shall be in Pro Forma Compliance with the covenants set forth in Sections 6.10 and 6.11 as of the most recently ended Test Period, after giving Pro Forma Effect to such transaction; (vi) [reserved]; (vii) the Borrower shall have delivered a certificate of a Financial Officer, certifying as to the foregoing and containing reasonably detailed calculations in support thereof, in form and substance satisfactory to the Required Lenders; (viii) if such acquisition is effected by merger or consolidation involving the Borrower or any other Loan Party, the Borrower or such other Loan Party, as applicable, shall be the continuing or surviving entity; and (ix) the Borrower shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Section 5.11 and the Security Documents (any acquisition of an Acquired Entity meeting all the criteria of this Section being referred to herein as a “Permitted Acquisition”); (f) guarantee obligations permitted pursuant to Section 6.01; (g) loans and advances to employees, directors and officers of the Borrower or any of the Subsidiaries in the ordinary course of business (including for travel, entertainment and

76 relocation expenses, and in connection with the exercise of options or payment of taxes in connection therewith) in an aggregate amount for the Borrower and their Subsidiaries on a consolidated basis not to exceed the greater of (i) $3,000,000 and (ii) 3% of Consolidated EBITDA of the Borrower and its Subsidiaries determined as of the most recently ended Test Period at any time outstanding; (h) Investments held by any Person as of the date such Person is acquired in connection with a Permitted Acquisition, provided that (i) such investments were not made, in any case, by such Person in connection with, or in contemplation of, such Permitted Acquisition, and (ii) with respect to any such Person which becomes a Subsidiary as a result of such Permitted Acquisition, such Subsidiary remains the only holder of such investment; (i) Investments in joint ventures and strategic alliances; provided that the aggregate amount of such Investments (determined without regard to any write-downs or write-offs of such Investments) shall not exceed the greater of (i) $5,000,000 and (ii) 10% of Consolidated EBITDA of the Borrower and its Subsidiaries as of the most recently ended Test Period in any fiscal year; and (j) to the extent constituting an Investment, (i) deposit and securities accounts maintained in the ordinary course of business and permitted hereunder and (ii) Cash Management Services in the ordinary course of business; (k) from and after August 13, 2025, Investments so long as (i) no Default or Event of Default shall have occurred and be continuing at the time of such Investment or would result therefrom, and (ii) the Total Net Leverage Ratio calculated on a Pro Forma Basis shall not exceed 3.00:1.00 as of the last day of the most recently ended Test Period after giving Pro Forma Effect to such Investment; (l) from and after August 13, 2025, additional Investments in an aggregate amount, when combined with the aggregate amount of Restricted Payments incurred pursuant to Section 6.06(a)(v), not to exceed $50,000,000 in any fiscal year, so long as (i) no Default or Event of Default shall have occurred and be continuing at the time of such Investment or would result therefrom, and (ii) at the time of making such Investment, the Borrower shall be in Pro Forma Compliance with Section 6.10 as of the last day of the most recently ended Test Period after giving Pro Forma Effect to such Investment; (m) receivables arising and extensions of trade credit and advances (including to trade creditors) made in connection with the purchase of goods or services in the ordinary course of business; (n) Investments received as consideration for a permitted Asset Sale; (o) Investments in the form of non-cash loans and advances to employees, directors and officers of the Borrower or any of the Subsidiaries for the purpose of purchasing Equity Interests of the Borrower, in an aggregate amount not to exceed $1,000,000 at any time outstanding;

77 (p) to the extent constituting an Investment, (i) prepaid expenses, (ii) negotiable instruments held for collection and (iii) lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business, in each case, in the ordinary course of business and permitted hereunder; and (q) in addition to Investments permitted by clauses (a) through (p) above, additional Investments by the Borrower and the Subsidiaries so long as the aggregate amount of outstanding Investments made pursuant to this clause (q) (determined without regard to any write-downs or write-offs of such Investments) does not exceed the greater of (i) $5,000,000 and (ii) 10% of Consolidated EBITDA of the Borrower and its Subsidiaries as of the most recently ended Test Period. Section 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets (whether now owned or hereafter acquired) of the Borrower or any Subsidiary or less than all the Equity Interests of the Borrower or any Subsidiary (other than directors’ qualifying shares or other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that (i) the Borrower and any Subsidiary may purchase and sell inventory in the ordinary course of business and (ii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (x) any Person may merge or consolidate with or into the Borrower in a transaction in which the Borrower is the surviving corporation, (y) any Person may merge or consolidate with or into any Wholly Owned Subsidiary in a transaction in which such Wholly Owned Subsidiary is the surviving entity and no Person other than the Borrower or a Wholly Owned Subsidiary receives any consideration (other than directors’ qualifying shares or other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law); provided that if any party to any such transaction is a Loan Party, the surviving entity of such transaction shall be a Loan Party, and (z) the Borrower and the Subsidiaries may make Permitted Acquisitions and other Investments permitted by Section 6.04 by way of equity purchase, asset purchase or, subject to this Section 6.05(a)(ii), by way of merger, consolidation, amalgamation or otherwise). (b) Make any Asset Sale not otherwise permitted under clause (a) above, except: (i) Asset Sales for consideration at least 75% of which is cash; provided that (x) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of and (y) the fair market value of all assets sold, transferred, leased or disposed of pursuant to this clause (b)(i) shall not exceed $10,000,000 in the aggregate in any fiscal year; and (ii) so long as no Event of Default has occurred and is continuing or would result therefrom, Asset Sales (w) between or among Loan Parties, (x) between or among Subsidiaries that are not Loan Parties, (y) by Subsidiaries that are not Loan Parties to Loan Parties, or (z) by Loan Parties to Subsidiaries that are not Loan Parties of property with a

78 fair market value not exceeding the greater of (A) $5,000,000 and (B) 5% of Consolidated EBITDA of Borrower and its Subsidiaries as of the most recently ended Test Period, in the aggregate in any fiscal year. Section 6.06. Restricted Payments; Restrictive Agreements. (a) Declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement); provided that (i) any Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders, (ii) the Borrower may make Restricted Payments consisting solely of its Qualified Capital Stock, (iii) from time to time after the Closing Date and prior to August 13, 2025, the Borrower may make Restricted Payments consisting of the repurchase of its Equity Interests in an aggregate amount not to exceed $35,000,000 in the aggregate for all such Restricted Payments during such period, so long as, at the time of such Restricted Payment, (A) no Event of Default or Default shall have occurred and be continuing or would result therefrom and (B) either (1) the Borrower shall be in Pro Forma Compliance with Section 6.10 or (2) the Total Net Leverage Ratio on a Pro Forma Basis shall not exceed 3:00 to 1:00, in each case, as of the last day of the most recently ended Test Period after giving Pro Forma Effect to such Restricted Payment, (iv) from and after August 13, 2025, the Borrower may make Restricted Payments so long as (A) no Default or Event of Default or Default shall have occurred and be continuing at the time of such Restricted Payment or would result therefrom, and (B) the Total Net Leverage Ratio shall not exceed 3.00:1.00 as of the last day of the most recently ended Test Period after giving Pro Forma Effect to such Restricted Payment, (v) from and after August 13, 2025, the Borrower may make Restricted Payments in an aggregate amount when combined with the aggregate outstanding amount of Investments incurred pursuant to Section 6.04(l) not to exceed $50,000,000, so long as, at the time of making such Restricted Payment, (A) no Default or Event of Default shall have occurred and be continuing at the time of such Restricted Payment or would result therefrom and (B) the Borrower shall be in Pro Forma Compliance with Section 6.10 as of the last day of the most recently ended Test Period after giving Pro Forma Effect to such Restricted Payment, (vi) the Borrower or any Subsidiary may pay cash in lieu of the issuance of fractional shares, and (vii) for the purpose of paying withholding, payroll, employment or similar taxes in connection with an exercise, net settlement or cashless conversion of stock options, warrants or similar rights, the Borrower and the Subsidiaries may make repurchases or withholdings of Qualified Capital Stock in connection with such conversion or exercise of stock options, warrants or similar rights if such Qualified Capital Stock represents a portion of the exercise price of, or withholding obligations with respect to, such options, warrants or similar rights or required withholding or similar taxes. (b) Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets in favor of the Lenders or the Administrative Agent, or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is

79 permitted hereunder, (C) sub-clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (D) sub- clause (i) of the foregoing shall not apply to customary provisions in leases, licenses, equipment financing arrangements and other contracts restricting the assignment thereof, (E) the foregoing shall not apply to any customary restrictions set forth in merger or acquisition agreements, solely to the extent that such restrictions do not prohibit (x) any Loan Party from granting a security interest in such Loan Party’s property in favor of the Administrative Agent or the Lenders or (y) any Subsidiary from making dividends or distributions to the Borrower or any Subsidiary, (F) sub- clause (ii) of the foregoing shall not apply to customary “net worth” and similar provisions contained in leases and licenses entered into in the ordinary course of business and (G) the foregoing shall not apply to restrictions contained in agreements in existence as of the date hereof and set forth on Schedule 6.06(b) to the Disclosure Letter. Section 6.07. Transactions With Affiliates. Except for transactions between or among Loan Parties, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that the Borrower or any Subsidiary may (a) engage in any of the foregoing transactions at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) consummate any Investment permitted by Section 6.04, incur any Indebtedness permitted by Section 6.01, and make any Restricted Payment permitted by Section 6.06, in each case contemplated by such Section to be entered into with an Affiliate, (c) consummate transactions expressly permitted by Section 6.05, (d) enter into and honor indemnification arrangements and employee agreements, severance arrangements, compensation arrangements (including equity-based compensation and reasonable and customary fees paid to directors) with and reimbursement of expenses of, in each case, current or former employees, officers, consultants and directors, and (e) incur or undertake Subordinated Debt and bona fide equity financings with existing investors of the Borrower which do not result in a Change in Control and the terms of which do not conflict with or violate the terms of this Agreement. Section 6.08. Business of the Borrower and the Subsidiaries. With respect to the Borrower and the Subsidiaries, engage at any time in any business or business activity other than the business currently conducted by it and business activities reasonably related, incidental or complementary thereto or constituting a reasonable extension thereof. Section 6.09. Other Indebtedness and Agreements. (a) Permit any waiver, supplement, modification, amendment, termination or release of (i) any Subordinated Debt in any manner prohibited by the terms of the subordination or intercreditor agreement applicable thereto or (ii) the Organizational Documents of the Borrower or any of the Subsidiaries to the extent, in the case of this sub-clause (ii), any such waiver, supplement, modification, amendment, termination or release would be adverse to the Lenders in any material respect. (b) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or directly or indirectly (including pursuant to any Synthetic Purchase Agreement) redeem, repurchase, retire or otherwise

80 acquire for consideration, or set apart any sum for the aforesaid purposes, Subordinated Debt except in accordance with the subordination or intercreditor provisions applicable thereto. Section 6.10. Minimum Qualified Cash. Permit the Qualified Cash to be less than $35,000,000 at any time. Section 6.11. Minimum Consolidated EBITDA. Commencing with the fiscal quarter ending April 30, 2025, permit Consolidated EBITDA of the Borrower and its Subsidiaries for any Test Period to be less than the amount set forth opposite the last day of such Test Period on Schedule 6.11 to the Disclosure Letter. Section 6.12. Fiscal Year. With respect to the Borrower, change its fiscal year-end to a date other than January 31. Section 6.13. Certain Equity Securities. Issue any Equity Interest that is not Qualified Capital Stock or, in the case of the Borrower, otherwise permitted by Section 6.01. ARTICLE VII Events of Default In case of the happening of any of the following events (“Events of Default”): (a) any representation or warranty made or deemed made by the Borrower or any Subsidiary in or in connection with any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished by or on behalf of the Borrower or any Subsidiary in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished; (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for payment thereof or by acceleration thereof or otherwise; (c) default shall be made in the payment of any interest on any Loan, any Fee or any other amount (other than an amount referred to in clause (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days; (d) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.04(a), 5.04(b), 5.04(c), 5.04(d), 5.04(e), 5.05(a), 5.08 or 5.12 or in Article VI; (e) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after the earlier of (i) notice thereof from the Administrative Agent to the

81 Borrower (which notice shall also be given at the request of any Lender) or (ii) knowledge thereof of the Borrower; (f) (i) the Borrower or any Subsidiary shall fail to pay any principal or interest, regardless of amount, due in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace periods), or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this sub-clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or to the conversion of convertible Indebtedness into Qualified Capital Stock or cash in lieu of fractional shares; (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any Material Subsidiary, or of a substantial part of the property or assets of the Borrower or a Material Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law (or any analogous action, proceeding, procedure or step is taken in any other jurisdiction), (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of the property or assets of the Borrower or a Material Subsidiary or (iii) the winding-up, dissolution, liquidation or reorganization of the Borrower or any Material Subsidiary; and, in each case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (h) the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of the property or assets of the Borrower or any Material Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take any action or step for the purpose of effecting any of the foregoing; (i) one or more judgments shall be rendered against the Borrower, any Material Subsidiary or any combination thereof and the same shall remain undischarged or unstayed for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Material Subsidiary to enforce any such judgment and such judgment either (i) is for the

82 payment of money in an aggregate amount in excess of $10,000,000 or (ii) is for injunctive relief and could reasonably be expected to result in a Material Adverse Effect; (j) an ERISA Event shall have occurred that, in the reasonable business judgment of the Required Lenders, when taken together with all other such ERISA Events, would reasonably be expected to result in liability of the Borrower and any ERISA Affiliate in an aggregate amount exceeding $10,000,000; (k) any Guarantee under the Guarantee and Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms or as a result of the discharge of a Guarantor in accordance with the terms of the Loan Documents), or any Guarantor shall deny in writing that it has any further liability under the Guarantee and Collateral Agreement (other than in accordance with its terms or as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents); (l) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, in each case, other than as a result of any act or omission solely on the part of the Administrative Agent; or (m) there shall have occurred a Change in Control; then, and in every such event (other than an event with respect to the Borrower described in clause (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the written direction of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon, any unpaid accrued fees, any Early Payment Fee and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower; and in any event with respect to the Borrower described in clause (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued fees, any Early Payment Fee and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower. ARTICLE VIII The Administrative Agent; Etc. Section 8.01. Appointment and Authorization. Each Lender irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of each Loan Document and to exercise such powers and perform such duties as are

83 expressly delegated to the Administrative Agent by the terms of the Loan Documents. Each Lender acknowledges and agrees that the Administrative Agent shall not have any duties or responsibilities except those expressly set forth in the Loan Documents. The Administrative Agent shall not have or be deemed to have any fiduciary relationship with any Lender or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing, the use of the term “agent” in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The permissive authorizations, entitlements, powers and rights (including the right to request that the Borrower take an action or deliver a document and the exercise of remedies following an Event of Default) granted to the Administrative Agent herein shall not be construed as duties. The Administrative Agent shall not have any responsibility for interest or income on any funds held by it hereunder and any funds so held shall be held un-invested pending distribution thereof. Whether or not explicitly set forth therein, the rights, powers, protections, immunities and indemnities granted to the Administrative Agent herein shall apply to any document entered into by the Administrative Agent in connection with its role as Administrative Agent under the Loan Documents. Except to the extent expressly provided otherwise herein, the Required Lenders shall have the right to direct the Administrative Agent in all matters concerning the Loan Documents. Section 8.02. Delegation of Duties. The Administrative Agent may execute any and all of its duties and exercise its rights and powers under any Loan Document by or through agents, sub-agents, employees or attorneys in fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the supervision, negligence or misconduct of any agent or attorney in fact that it selects with due care. Any such delegation made shall not preclude the subsequent exercise of those rights and powers by the Administrative Agent, any revocation of such delegation or any subsequent delegation of any such rights, powers, authorities and discretions. Section 8.03. Default; Collateral. (a) Upon the occurrence and continuance of a Default or an Event of Default, the Lenders agree that Required Lenders shall have the sole right to determine a course of action for the enforcement of the rights of the Lenders, and the Administrative Agent shall be entitled to refrain from taking any action (without incurring any liability to any Person for so refraining) unless and until the Administrative Agent shall have received written instructions from the Required Lenders. All rights of action under the Loan Documents and all rights to the Collateral, if any, hereunder may be enforced by the Administrative Agent (at the written direction of the Required Lenders) and any suit or proceeding instituted by the Administrative Agent in furtherance of such enforcement shall be brought in its name as the Administrative Agent without the necessity of joining as plaintiffs or defendants any Lender, and the recovery of any judgment shall be for the benefit of the Lenders subject to the fees, expenses and other amounts payable to the Administrative Agent. In actions with respect to any Collateral or other property or assets of the Borrower or any of the Subsidiaries, the Administrative Agent is acting for the benefit of each Lender. Any and all agreements to subordinate (whether made heretofore or hereafter) other Indebtedness or obligations of the Loan Parties to the Loans or the Obligations shall be construed as being for the benefit of each Lender.

84 (b) Each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents to which it is a party on the date hereof on behalf of and for the benefit of the Lenders. (c) Except to the extent that the consent of such Lender is required under Section 9.08, each Lender agrees that any action taken by the Required Lenders in accordance with the provisions of the Loan Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized by and binding upon, all of the Lenders. (d) The Administrative Agent is authorized (but not obligated) on behalf of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time to take any action with respect to any property, Collateral or Loan Documents which may be necessary to create, perfect and maintain perfected Liens upon the Collateral and the properties granted pursuant to the Loan Documents. (e) The Administrative Agent shall not have any obligation whatsoever to any Person to assure that the Collateral exists or is owned (whether in fee or by leasehold) by the Person purporting to own it or is cared for, protected or insured or has been encumbered or that the Liens granted to the Administrative Agent pursuant to the Loan Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced, or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights granted or available to the Administrative Agent in any of the Loan Documents; IT BEING UNDERSTOOD AND AGREED THAT IN RESPECT OF THE LOAN OR ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT RELATED THERETO, THE ADMINISTRATIVE AGENT SHALL NOT HAVE ANY DUTY OR LIABILITY WHATSOEVER WITH RESPECT TO ANY LOAN OR THE LOAN DOCUMENTS TO ANY PERSON IN THE ABSENCE OF ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL AND NON-APPEALABLE JUDGMENT. Notwithstanding anything contained in the Loan Documents or otherwise to the contrary, the Administrative Agent shall not have any duty to (i) file or prepare any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any Lien or security interest created under the Loan Documents; (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral; or (iii) take any action to protect against any diminution in value of the Collateral. (f) The Lenders irrevocably authorize the Administrative Agent to release any Lien granted to or held by the Administrative Agent upon any Collateral: (i) upon the payment in full of the Obligations (other than contingent obligations for which no claim has been asserted) and termination of the Commitments; (ii) constituting property being sold or disposed of to a Person that is not, and not required to be, a Loan Party if any Loan Party certifies in an officer’s certificate of such Loan Party to the Administrative Agent, in a form reasonably acceptable to the Administrative Agent, that the sale or disposition is permitted under this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which no Loan Party owned an interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to any Loan Party under a lease which has expired or been terminated in a transaction permitted under the Loan Documents or is

85 about to expire and which has not been, and is not intended by the Loan Parties to be, renewed; or (v) consisting of an instrument or other possessory loan evidencing Indebtedness or other obligations pledged to the Administrative Agent (for the benefit of the Lenders), if the Indebtedness or obligations evidenced thereby has been paid in full or otherwise superseded. In addition, the Lenders irrevocably authorize the Administrative Agent to release Liens upon the Collateral as otherwise contemplated herein and in the other Loan Documents if approved and authorized by the Lenders in accordance with Section 9.08. Upon request by the Administrative Agent at any time, the Required Lenders (or such other number or percentage of Lenders as is required under Section 9.08) will confirm in writing the Administrative Agent’s authority, and will direct the Administrative Agent in writing, to release particular types or items of the Collateral pursuant to this Section and the Administrative Agent shall be entitled to conclusively rely, and shall be fully protected in so relying, upon the authorization of the Required Lenders (or such other number or percentage of Lenders as is required under Section 9.08). In the absence of such authorization, the Administrative Agent shall be entitled to refrain from granting any release under this Section. (g) In furtherance of the authorizations set forth in this Section, each Lender irrevocably appoints the Administrative Agent as its attorney-in-fact, with full power of substitution, for and on behalf of and in the name of each such Lender to (i) enter into Loan Documents, (ii) take action with respect to the Collateral and Loan Documents to create, perfect, maintain and preserve the Administrative Agent’s Liens therein, and (iii) execute instruments of release or to take other action necessary to release Liens or any Guarantor to the extent authorized by the Loan Documents. This power of attorney shall be liberally construed so as to give the greatest latitude to the Administrative Agent’s power, as attorney, relative to the matters described in this Section. The powers and authorities herein conferred on the Administrative Agent may be exercised by the Administrative Agent through any Person who, at the time of the execution of a particular instrument, is an officer of the Administrative Agent (or any Person acting on behalf of the Administrative Agent pursuant to a valid power of attorney). The power of attorney conferred by this Section to the Administrative Agent is granted for valuable consideration and is coupled with an interest and is irrevocable so long as any Obligations shall remain unpaid or the Lenders are obligated to make any Loan under the Loan Documents. Section 8.04. Liability of Administrative Agent. (a) Neither the Administrative Agent nor any of its Related Parties shall: (i) BE LIABLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY ANY OF THEM UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (EXCEPT FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT IN CONNECTION WITH ITS DUTIES EXPRESSLY SET FORTH HEREIN AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL AND NONAPPEALABLE JUDGMENT); PROVIDED THAT NO ACTION TAKEN OR NOT TAKEN BY THE ADMINISTRATIVE AGENT AT THE WRITTEN DIRECTION OF THE REQUIRED LENDERS (OR SUCH OTHER NUMBER OR PERCENTAGE OF LENDERS AS IS REQUIRED UNDER SECTION 9.08) SHALL BE CONSIDERED GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE ADMINISTRATIVE AGENT, or

86 (ii) be responsible in any manner to any Person for any recital, statement, representation or warranty made by the Borrower, any Guarantor or any officer thereof, contained in any Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, any Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of any Loan Document, or for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any Collateral, or to make any inquiry respecting the performance by the Borrower of its obligations under any Loan Document, or for any failure of the Borrower, any Guarantor or any other party to any Loan Document to perform its obligations thereunder. The Administrative Agent shall not be under any obligation to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Loan Document, or to inspect the properties, books or records of the Borrower, any of the Subsidiaries, any Guarantor or any Affiliate thereof. (b) The Administrative Agent shall not be required to use, risk or advance its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder. In no event shall the Administrative Agent be liable, directly or indirectly, for any special, indirect, punitive or consequential damages, even if the Administrative Agent has been advised of the possibility of such damages and regardless of the form of action. (c) Notwithstanding any other provision of this Agreement or the other Loan Documents, the Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request or direction of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, to give such request or direction hereunder). The Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing. The Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law. The Administrative Agent shall have no liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, employees or agents, unless it shall have been negligent in ascertaining the pertinent facts. The Administrative Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistake in act or law, or for anything which it may do or refrain from doing in connection herewith, in each case, except for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment. (d) Notwithstanding anything to the contrary contained in this Agreement, (i) the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to an Eligible Assignee and (ii) the Borrower and the Lenders acknowledge and agree that the Administrative Agent shall have no responsibility or obligation to determine whether any Lender or potential Lender is an Eligible Assignee and that the Administrative Agent shall have no liability

87 with respect to any assignment or participation made to any Person which is not an Eligible Assignee. (e) Neither the Administrative Agent nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Loan Parties, or any of their directors, members, officers, agents, affiliates or employees, nor shall it have any liability in connection with the malfeasance or nonfeasance by such parties. The Administrative Agent may assume performance by all such Persons of their respective obligations. The Administrative Agent shall have no enforcement or notification obligations relating to breaches or representations or warranties of any other Person. (f) The Administrative Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; pandemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility. (g) The Administrative Agent shall have no obligation to prepare, file or record any financing statements, notices, instruments, documents, agreements, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate any security interest granted to the Administrative Agent pursuant to any Loan Document or (ii) enable the Administrative Agent to exercise and enforce its rights under any Loan Document. In addition, the Administrative Agent shall have no responsibility or liability (i) in connection with the acts or omissions of any Person in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any security interest created in the Collateral or the perfection and priority of such security interest. (h) Whenever reference is made in this Agreement or any other Loan Document to any discretionary action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Administrative Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Administrative Agent (except for the Administrative Agent’s ability to waive the fee set forth in Section 9.04(b) or in connection with the Administrative Agent’s ability to enter into any amendment to the Agent Fee Letter or any other Loan Document to which it is a party when such amendment affects the rights and obligations of the Administrative Agent, each of which shall be made in the Administrative Agent’s sole discretion), it is understood that in all cases that the Administrative Agent shall not have any duty to act, and shall be fully justified in failing or refusing to take any such action, if it has not received written instruction, advice or concurrence from the Required Lenders in respect of such action. (i) Notwithstanding the foregoing, the Administrative Agent agrees to act as the U.S. federal withholding Tax agent in respect of all amounts payable by it under the Loan Documents and represents and warrants that it is a “U.S. person” and a “financial institution” within the meaning of Treasury Regulations Section 1.1441-1.

88 Section 8.05. Reliance by Administrative Agent. (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, facsimile or email, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and shall be entitled to consult and seek advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. Delivery of reports, documents and other information to the Administrative Agent is for informational purposes only and the Administrative Agent’s receipt of the foregoing shall not constitute constructive knowledge of any event or circumstance or any information contained therein or determinable from information contained therein. Information contained in notices, reports or other documents delivered to the Administrative Agent and other publicly available information shall not constitute actual or constructive knowledge. Knowledge of or notices or other documents delivered to the Administrative Agent in any capacity shall not constitute knowledge of or delivery to the Administrative Agent in any other capacity under the Loan Documents or to any affiliate or other division of the Administrative Agent. (b) Notwithstanding any provision of this Agreement or the other Loan Documents to the contrary, before taking or omitting any action to be taken or omitted by the Administrative Agent under the terms of the Loan Documents, the Administrative Agent may seek the written direction of the Required Lenders (or such other number or percentage of Lenders as is required under Section 9.08), which written direction may be in the form of an email, and the Administrative Agent is entitled to rely (and is fully protected in so relying) upon such direction. If the Administrative Agent requests such direction with respect to any action, the Administrative Agent shall be entitled to refrain from such action unless and until the Administrative Agent has received such direction, and the Administrative Agent does not incur liability to any Person by reason of so refraining. In the absence of an express statement in the Loan Documents regarding which Lenders shall direct in any circumstance, the written direction of the Required Lenders shall apply and be sufficient for all purposes. If the Administrative Agent so requests, it must first be indemnified to its satisfaction by the Lenders against any and all fees, losses, liabilities and expenses which may be incurred by the Administrative Agent by reason of taking or continuing to take, or omitting, any action directed in writing by any Lender prior to having any obligation to take or omit to take any such action. Any provision of this Agreement or the other Loan Documents authorizing the Administrative Agent to take any action does not obligate the Administrative Agent to take such action. (c) Each Lender that has funded its pro rata share of the Loans shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter sent by the Borrower or the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender. In determining compliance with any condition hereunder or under the other Loan Documents to the closing of this Agreement, the making of a Loan or any disbursement or any withdrawal from any account, the Administrative Agent may presume that such condition is satisfactory to each Lender unless the Administrative Agent has received written notice to the contrary from such Lender prior to the closing, the making of such Loan, any such disbursement or any such withdrawal.

89 (d) The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and such advice shall be full protection and authorization for any action taken by the Administrative Agent in good faith thereon. (e) If at any time the Administrative Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process (including orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Collateral), the Administrative Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate, and if the Administrative Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Administrative Agent shall not be liable to any of the parties hereto or to any other Person even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect. (f) In connection with the delivery of any information to the Administrative Agent by any other Person to be used in connection with the preparation or distribution of calculations or reports, the Administrative Agent is entitled to conclusively rely on the accuracy of any such information and shall not be required to investigate or reconfirm its accuracy and shall not be liable in any manner whatsoever for any errors, inaccuracies or incorrect information resulting from the use of this information. (g) If the Administrative Agent shall reasonably require any information to perform its duties under the Loan Documents, the Borrower shall, to the extent it has such information, provide such information promptly upon request. (h) Whether or not so expressly stated therein, in entering into, or taking (or forbearing from) any action under the Loan Documents, the Administrative Agent shall have all of the rights, immunities, indemnities and other protections granted to it under this Agreement (in addition to those that may be granted to it under the terms of such other agreement or agreements). (i) Not less than four Business Days (or such shorter period as may be agreed to by the Administrative Agent) prior to any payment, distribution or transfer of funds by the Administrative Agent to any Person under the Loan Documents, the payee shall provide to the Administrative Agent such documentation and information as may be requested by the Administrative Agent (unless such Person has previously provided the documentation or information, and so long as such documentation or information remain accurate and true). The Administrative Agent shall not have any duty, obligation or liability to make any payment to any Person unless it has timely received such documentation and information with respect to such Person, which documentation and information shall be reasonably satisfactory to the Administrative Agent. (j) The Administrative Agent shall not be liable for any loss, including any loss of principal or interest, or for any breakage fees or penalties in connection with the purchase or liquidation of any investment made in accordance with the terms of the Loan Documents. (k) The Administrative Agent shall act as a Withholding Agent under this Agreement with respect to U.S. withholding only (and in no event shall the Administrative Agent have any

90 duty, obligation or liability with respect to the withholding laws or requirements of any other country). The Administrative Agent shall have the right to withhold amounts from any payments under the Loan Documents, and shall not be liable for such withholding, as required to comply with applicable law. The Borrower and the Lenders, as applicable, shall provide to the Administrative Agent any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable request of the Administrative Agent as may be necessary to (i) determine the nature of the income and whether any tax or withholding obligations apply, (ii) reduce or eliminate the imposition of U.S. withholding taxes and (iii) permit the Administrative Agent to fulfill its tax reporting obligations under applicable law with respect to this Agreement or any amounts paid to the Lenders. The Administrative Agent, both in its individual capacity and in its capacity as Administrative Agent, shall have no liability to the Borrower, the Lenders or any other Person in connection with any tax withholding amounts paid or withheld pursuant to applicable law arising from the Borrower’s or a Lender’s failure, as applicable, to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this Agreement. In the event any IRS form, certification or other documentation expires or becomes obsolete or inaccurate in any respect, the Borrower or any Lender, as applicable, shall promptly provide to the Administrative Agent an updated version of such form, certificate or other documentation or promptly notify the Administrative Agent in writing of its legal inability to do so. (l) The Lenders and any transferees or assignees after the Closing Date will be required to provide to the Administrative Agent or its agents all information, documentation or certifications reasonably requested by the Administrative Agent to permit the Administrative Agent to comply with its tax reporting obligations under applicable laws, including any applicable cost basis reporting obligations. Section 8.06. Notice of Default. The Administrative Agent shall be deemed not to have knowledge or notice of the occurrence of any Default or Event of Default unless a Responsible Officer of the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. The Administrative Agent shall promptly notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed in writing by the Required Lenders. Section 8.07. Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that neither the Administrative Agent nor any Related Party of the Administrative Agent has made any representation or warranty to it, and that no act by the Administrative Agent or any Related Party thereof shall be deemed to constitute any representation or warranty by the Administrative Agent or such Related Party to any Lender as to any matter, including whether the Administrative Agent or the Related Parties thereof have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any Related Party thereof made its own appraisal of, and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, the Guarantors and their respective Affiliates, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit

91 to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any Related Party thereof and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent or any Related Party thereof. Section 8.08. Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the parent entities of the Borrower and its Affiliates as though such Person were not the Administrative Agent and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliate) and acknowledge that the Administrative Agent shall not be under any obligation to provide such information to them. To the extent the Administrative Agent makes any portion of the Loans hereunder, the terms “Lender” and “Lenders” include the Administrative Agent in its individual capacity as such, and the Administrative Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent. Section 8.09. Successor Agent. The Administrative Agent may resign at any time upon 30 days’ notice to the Lenders with a written copy of such notice to the Borrower. If the Administrative Agent resigns under this Agreement, or if the Required Lenders vote in writing to replace the Administrative Agent, the Required Lenders shall appoint a successor agent with the consent of the Borrower; provided (a) no such consent of the Borrower shall be required while an Event of Default exists and (b) such consent shall not be unreasonably withheld, delayed or conditioned, and shall be deemed to have been given unless the Borrower shall have objected to such appointment by written notice to the Administrative Agent within five Business Days after having received notice thereof. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights (other than any rights of reimbursement for any costs, expenses, indemnities or other amounts due and owing to the Administrative Agent prior to the resignation or removal thereof), powers and duties of the resigning or replaced Administrative Agent, the resigning or replaced Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the Loan Documents and the term “Administrative Agent” shall mean such successor agent and the resigning or replaced Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent’s resignation or replacement hereunder, the provisions of this Article VIII and Section 9.05 shall inure to the benefit of such retiring Administrative Agent, its sub-agents or attorneys in fact and such Administrative Agent’s Related Parties as to any actions taken or omitted to be taken by any of them while the resigning or replaced

92 Administrative Agent was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is 30 days following a resigning Administrative Agent’s notice of resignation, the resigning Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above; provided that in the case of any security held by the Administrative Agent on behalf of the Lenders under the Loan Documents, the resigning Administrative Agent shall continue to hold such security in a custodial capacity only until such time as a successor agent is appointed and such security can be transferred, or deposit such security with a court of competent jurisdiction (at the expense of Lenders). Any Person into which the Administrative Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Administrative Agent shall be a party, or any Person succeeding to the business of the Administrative Agent shall be the successor of the Administrative Agent without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding. Notwithstanding the foregoing, any successor Administrative Agent shall be a “U.S. person” and a “financial institution” within the meaning of Treasury Regulation Section 1.1441-1. Section 8.10. Proof of Claim. In case of the pendency of proceeding under any Debtor Relief Laws, including any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any written demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) at the written direction of the Required Lenders, to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent pursuant to the terms of the Loan Documents) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any custodian, receiver, receiver-manager, monitor, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due to the Administrative Agent pursuant to the Loan Documents. Nothing contained herein shall be deemed to authorize

93 the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Loans or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Section 8.11. Modifications to Article VIII. Except as otherwise expressly set forth herein, the provisions of this Article VIII solely govern the relationship among the Lenders and the Administrative Agent and do not alter or otherwise modify the provisions of this Agreement applicable to the Borrower or the other Loan Parties or otherwise apply to the Borrower or the other Loan Parties. The provisions of this Article VIII may be modified without the Borrower’s or any Loan Party’s consent, but with notice thereafter to the Borrower, so long as such modifications do not alter any of the Borrower’s rights or obligations under any of the Loan Documents or otherwise alter the economic terms of the Loan or the Loan Documents in any manner. Section 8.12. Discretionary Acts and Solicitation of Lender Consent. Notwithstanding anything else to the contrary herein or in the other Loan Documents, whenever reference is made in this Agreement or any other Loan Document to any discretionary action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Administrative Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Administrative Agent, it is understood that the Administrative Agent shall be acting at the written direction of the Lenders and shall be fully protected in acting pursuant to such directions. Section 8.13. Erroneous Payments. (a) Each Lender hereby agrees that if the Administrative Agent notifies such Lender (any such Lender or other recipient, a “Payment Recipient”) in writing that the Administrative Agent has determined in its reasonable discretion that the Administrative Agent or its Affiliates mistakenly transmitted funds to such Payment Recipient (as a result of a clerical, mechanical or technological error, whether or not known to such Payment Recipient) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof), such Payment Recipient shall make commercially reasonable efforts to promptly return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a written demand was made, in same day funds (in the currency so received). A notice from the Administrative Agent to any Lender under this Section 8.13(a) shall set forth the facts and circumstances resulting in such Erroneous Payment; provided that the Administrative Agent shall not make any demand under this Section 8.13(a) unless the notice described herein is delivered within 30 days after the making of the applicable Erroneous Payment. In no event shall the Borrower be deemed to be a Payment Recipient with respect to any Loans made by the Lenders. (b) Each Payment Recipient hereby authorizes the Administrative Agent to set off, net and apply any amounts at any time owing to such Payment Recipient under any Loan Document against any amount due to the Administrative Agent under the preceding clause (a).

94 (c) The Borrower and each other Loan Party hereby agrees that (i) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient (and without limiting the Administrative Agent’s rights and remedies under this Section 8.13), the Administrative Agent shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (ii) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 8.13 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (i) and (ii) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment. If the amount of any Erroneous Payment is subsequently recovered by the Administrative Agent or its Affiliate, the Administrative Agent or its Affiliate shall return to the applicable Payment Recipient either (x) the Loans acquired pursuant to this clause (c), or (y) if applicable, the proceeds of such Loans. (d) In addition to any rights and remedies of the Administrative Agent provided by law, the Administrative Agent shall have the right, without prior notice to any Lender, any such notice being expressly waived by such Lender to the extent permitted by applicable law, with respect to any Erroneous Payment for which a demand has been made in accordance with this Section 8.13 and which has not been returned to the Administrative Agent, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or any Affiliate, branch or agency thereof to or for the credit or the account of such Lender. The Administrative Agent agrees promptly to notify the Lender after any such setoff and application made by Administrative Agent; provided that the failure to give such notice shall not affect the validity of such setoff and application. (e) Each party’s obligations under this Section 8.13 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (f) Notwithstanding the foregoing, the Lenders and Payment Recipients shall have no obligation under this Section 8.13 to the extent that, as a result of the Erroneous Payment or in connection therewith (or as a result of the actions described above), (i) the Liens securing the Obligations have been released, the perfection or priority of the Liens has been impaired, or any applicable preference period would be deemed re-started or (ii) the applicable Payment Recipient’s claim against any Loan Party would be impaired as a result of such Erroneous Payment. ARTICLE IX Miscellaneous

95 Section 9.01. Notices; Electronic Communications. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, or sent by e-mail, as follows: (a) if to the Borrower or any other Loan Party at: Yext, Inc. 61 Ninth Avenue New York, NY 10011 Attn: Darryl Bond E-mail: [***] (b) if to the Administrative Agent, to it at: Acquiom Agency Services LLC 950 17th Street, Suite 1400 Denver, CO 80202 Attn: Chris Grose E-mail: [***] (c) if to a Lender, to it at its address (or e-mail address) set forth on Schedule 2.01 to the Disclosure Letter or in the Assignment and Acceptance pursuant to which such Lender became a party hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by e-mail or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section. The Borrower acknowledges that the Administrative Agent may make available to the Lenders materials and/or information provided by or on behalf of the Borrower (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF

96 ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that any communications have been posted to the Platform shall constitute effective delivery of such communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by e-mail) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent. Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. Section 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to any Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of any Loan Document, any investigation made by or on behalf of the Administrative Agent or any Lender or the resignation or replacement of the Administrative Agent. Section 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Lenders and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto. Section 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Borrower, the Administrative Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

97 (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), with (x) notice to the Borrower (though failure to provide or delay in providing such notice shall not invalidate such assignment) and the prior written consent (not to be unreasonably withheld or delayed) of the Administrative Agent and (y) solely with respect to any assignment to an Eligible Assignee that is not a Lender, an Affiliate of a Lender or a Related Fund of a Lender, and so long as no Event of Default has occurred and is continuing at the time of such assignment, the prior written consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned and the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof); provided that (i) the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in an integral multiple of, and not less than, $1,000,000 (or, if less, the entire remaining amount of such Lender’s Commitment or Loans of the relevant Class); provided, further, that simultaneous assignments by two or more Related Funds shall be combined for purposes of determining whether the minimum assignment requirement is met, (ii) the parties to each assignment shall (A) manually execute and deliver to the Administrative Agent an Assignment and Acceptance or (B) if previously agreed with the Administrative Agent, execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent, and, in each case, shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent), and (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire (in which the assignee shall designate one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their respective Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws), information necessary to satisfy the Administrative Agent’s “know your customer” requirements and all applicable tax forms (including a properly completed and duly executed IRS Form W-9 (or other applicable tax form)). Upon acceptance and recording pursuant to clause (e) of this Section, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid); provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. No assignment shall be made to any Defaulting Lender or any of its subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or one of its subsidiaries.

98 (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Term Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in sub-clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (d) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior written notice. (e) Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) above, if applicable, the completion of the Administrative Agent’s “know your customer” requirements and the written consent of the Administrative Agent and, if required, the Borrower to such assignment and any applicable tax forms, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record

99 the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this clause (e). (f) Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more Persons in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating Person shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the participant acquired the applicable participation) and (iv) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable to such participating Person hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participating Person has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participating Person has an interest, increasing or extending the Commitments in which such participating Person has an interest or releasing any Guarantor (other than in connection with the sale of such Guarantor in a transaction permitted by Section 6.05) or all or substantially all of the Collateral). To the extent permitted by law, each participating Person also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided that such participating Person agrees to be subject to Section 2.18 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) and Proposed Section 1.163-5 of the U.S. Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall not have any responsibility for maintaining a Participant Register. (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or

100 proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16. (h) Any Lender may at any time assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto. (i) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other Person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. (j) The Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void. (k) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub- participations, or other compensating actions, including funding, with the consent of the Borrower

101 and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon). Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this clause, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Section 9.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable and documented out-of-pocket expenses (limited, in the case of Taxes, to Taxes incurred in respect of non-Tax expenses for which the Borrower is responsible pursuant to this Section 9.05(a)) incurred by the Administrative Agent in connection with the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made hereunder, including the reasonable and documented fees, charges and disbursements of (i) Orrick, Herrington & Sutcliffe LLP, counsel for the Lenders, (ii) Pryor Cashman LLP, counsel for the Administrative Agent, and (iii) in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Administrative Agent or any Lender. The Borrower shall have no obligation to reimburse the Administrative Agent and the Lenders for their fees and expenses incurred prior to the Closing Date in connection with the negotiation, preparation and closing of this Agreement and the other Loan Documents in excess of $250,000. (b) The Borrower agrees to indemnify the Administrative Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans, (iii) the enforcement of this Agreement (including the indemnification set forth in this Section 9.05(b)) and any other Loan Document, (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates), or (v) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted primarily from (i) the gross negligence or willful misconduct of such Indemnitee, or (ii)

102 any claim, proceeding, investigation or litigation solely between Indemnitees (except in its capacity as Administrative Agent) not involving an act or omission by a Loan Party. This Section 9.05(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Each Lender shall indemnify, reimburse and hold harmless the Administrative Agent and each of its Related Parties (the “Agent Indemnitees”), in each case, to the extent that the Borrower for any reason fails to timely pay any amount required to be paid by it to any such Agent Indemnitee under clause (a) or (b) of this Section, and without limiting the obligation of the Borrower to do so, based on and to the extent of such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against (i) all unreimbursed expenses of such Agent Indemnitee under clause (a) of this Section and (ii) any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against such Agent Indemnitee arising out of, in any way connected with, or as a result of (A) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (B) the use of the proceeds of the Loans, (C) the enforcement of this Agreement (including the indemnification set forth in this Section 9.05(c)) and any other Loan Document, (D) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such Agent Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates) or (E) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries (provided that, in each case, such indemnity shall not, as to any Agent Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Agent Indemnitee), in each case, so long as the unreimbursed expense, indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent Indemnitee in its capacity as Administrative Agent (or the Related Party of the Administrative Agent in its capacity as such). For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the outstanding Term Loans and unused Commitments (if any) at the time (in each case, determined as if no Lender were a Defaulting Lender); provided that, if such unreimbursed expense or indemnity payment is sought after the date on which the Loans have been paid in full and the Commitments have been terminated, such determination of the Lender’s “pro rata share” shall be made as of the last date that any Loan or Commitment was outstanding. (d) To the extent permitted by applicable law, the Borrower shall not assert, and waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, incidental, consequential (including lost profits) or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof regardless of the form of action and whether or not any such damages were foreseeable or contemplated.

103 (e) The provisions of this Section shall survive, remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of any Loan Document, any investigation made by or on behalf of the Administrative Agent or any Lender or the resignation or replacement of the Administrative Agent. All amounts due under this Section shall be payable on written demand therefor. Section 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Section 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent or any Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. Any reference in any Loan Document to the “continuing” nature of any Default or Event of Default shall not be construed as establishing or otherwise indicating that the Borrower or any other Loan Party has the independent right to cure any such Default or Event of Default, but is rather presented merely for convenience should such Default or Event of Default be waived in accordance with the terms of the applicable Loan Documents. No waiver of any provision of any Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same

104 shall be permitted by clause (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, the Administrative Agent and the Required Lenders; provided that no such agreement shall: (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender directly adversely affected thereby; (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees of any Lender without the prior written consent of such Lender; (iii) amend or modify the pro rata requirements of Section 2.17, the provisions of Section 9.04(j) or the provisions of this Section or release any Guarantor (other than in connection with the sale of such Guarantor in a transaction permitted by Section 6.05) or all or substantially all of the Collateral or value thereof without the prior written consent of each Lender; (iv) change the provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class; (v) modify the protections afforded to an SPV pursuant to the provisions of Section 9.04(i) without the written consent of such SPV; or (vi) reduce the percentage contained in the definition of the term “Required Lenders” without the prior written consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Commitments on the date hereof); provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent under any Loan Document without the prior written consent of the Administrative Agent. (c) The Administrative Agent and the Borrower may amend any Loan Document to correct administrative errors or omissions, or to effect administrative changes that are not adverse to any Lender. Notwithstanding anything to the contrary contained herein, such amendment shall become effective without any further consent of any other party to such Loan Document.

105 Section 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. Section 9.10. Entire Agreement. This Agreement, the Fee Letters and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents. Section 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 9.12. Severability. In the event any one or more of the provisions contained in any Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

106 Section 9.13. Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by email or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. Each of the parties hereto agrees and acknowledges that (a) the transaction consisting of this Agreement may be conducted by electronic means, (b) it is such party’s intent that, if such party signs this Agreement using an electronic signature, it is signing, adopting and accepting this Agreement and that signing this Agreement using an electronic signature is the legal equivalent of having placed its handwritten signature on this Agreement on paper and (c) it is being provided with an electronic or paper copy of this Agreement in a usable format. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. Section 9.15. Jurisdiction; Consent to Service of Process. (a) The Borrower irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, in each case, sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction. (b) The Borrower irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court referred to in Section 9.15(a). Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

107 (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 9.16. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) (i) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel and other advisors and consultants (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) its financing sources and (iii) in the case of any Lender that is a fund or an account, any general partner or director, investor (including prospective investors), the direct or indirect limited partners, equityholders and members, in each case of such fund or account, (b) to the extent requested or required by any legal, judicial, governmental, administrative, regulatory or quasi-regulatory order, authority or process, (c) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (d) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary or any of their respective obligations, (e) with the consent of the Borrower or (f) to the extent such Information becomes publicly available other than as a result of a breach of this Section. For the purposes of this Section, “Information” shall mean all information received from the Borrower and related to the Borrower or its business, other than any such information that was available to the Administrative Agent or any Lender on a nonconfidential basis prior to its disclosure by the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord its own confidential information. Section 9.17. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, unless expressly provided for in any Loan Document, without the prior written consent of the Administrative Agent. The provisions of this Section are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. Section 9.18. USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the USA PATRIOT Act.

108 Section 9.19. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with the Loans or the Commitments; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of subsections (b) through (e) and (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsections (a) and (f) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) such Lender has provided another representation, warranty and covenant as provided in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that: it has not relied on the Administrative Agent or any of its Affiliates as a fiduciary with respect to the assets of such Lender involved in the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

109 Section 9.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under any Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. [Remainder of Page Intentionally Left Blank]

[Signature Page to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. YEXT, INC., as Borrower By: /s/ Darryl Bond Name: Darryl Bond Title: Chief Financial Officer

[Signature Page to Credit Agreement] ACQUIOM AGENCY SERVICES LLC, as Administrative Agent By: /s/ Christopher W. Grose Name: Christopher W. Grose Title: Senior Director

LENDERS: TENNENBAUM SENIOR LOAN FUND II, LP TCP DIRECT LENDING FUND VIII-A, LLC TCP DIRECT LENDING FUND VIII-S, LLC TCP DIRECT LENDING FUND VIII-T, LLC On behalf of each of the above entities: By: TENNENBAUM CAPITAL PARTNERS, LLC Its: Investment Manager BLACKROCK MT. LASSEN SENIOR LOAN FUNDING XII, LLC, SERIES 2 By: BlackRock Capital Investment Advisors, LLC, as its Collateral Manager TCP DLF VIII-S FUNDING, LLC By: TCP Direct Lending Fund VIII-S, LLC Its: Sole Member By: Tennenbaum Capital Partners, LLC Its: Investment Manager By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director

TCP DLF VIII-T FUNDING, LLC By: TCP Direct Lending Fund VIII-T, LLC Its: Sole Member By: Tennenbaum Capital Partners, LLC Its: Investment Manager BLACKROCK DLF IX 2019-G CLO, LLC BLACKROCK DLF IX CLO 2021-1, LLC BLACKROCK DLF IX CLO 2021-2, LLC BLACKROCK DLF X CLO 2022-1, LLC By: BlackRock Capital Investment Advisors, LLC Its: Collateral Manager BLACKROCK DLF IX ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund BLACKROCK DIRECT LENDING FUND IX-U (IRELAND) By: Blackrock Capital Investment Advisors, LLC Its: Investment Manager acting as attorney-in-fact By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director

BLACKROCK DLF IX-L CLO, LP By: BlackRock Capital Investment Advisors, LLC Its: Investment Manager BLACKROCK DIRECT LENDING FUND IX-U (LUXEMBOURG) SCSP By: BlackRock Capital Investment Advisors, LLC, Its: Manager BLACKROCK DIRECT LENDING FUND X-U (LUXEMBOURG) SCSP By: BlackRock Capital Investment Advisors, LLC, Its: Investment Manager BLACKROCK LISI CREDIT FUND, LP By: BlackRock Capital Investment Advisors, LLC, Its: Investment Manager By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director

SSG BLK PRIVATE DEBT FUND L.P. By: BlackRock Capital Investment Advisors, LLC, Its: Investment Manager BLACKROCK DIVERSIFIED PRIVATE DEBT USPC HOLDINGS LP By: BlackRock Capital Investment Advisors, LLC Its: Manager BLACKROCK DLF IX ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund BLACKROCK DIRECT LENDING FUND IX-L (IRELAND) By: Blackrock Capital Investment Advisors, LLC Its: Investment Manager acting as attorney-in-fact By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director By: /s/Phil Tseng Name: Phil Tseng Title: Managing Director